  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2001

                                                          FILE NOS.  33-9421
                                                                    811-5526
=============================================================================

                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       \x\

                          PRE-EFFECTIVE AMENDMENT NO.                      \ \


                        POST-EFFECTIVE AMENDMENT NO. 30                    \x\


                                    AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    \x\


                               AMENDMENT NO. 34                            \x\


                               ----------------

             MUTUAL FUND INVESTMENT TRUST (formerly AVESTA Trust)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



      1211 Avenue of the Americas, 41st Floor
                 New York, New York                                  10036

      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                      (ZIP CODE)


                            --------------------

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 492-1600

                            --------------------

                            George Martinez, Esq.
                          BISYS Fund Services, Inc.
                              3435 Stelzer Road
                             Columbus, Ohio 43219
                (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPY TO:

                                SARAH COGAN, ESQ.

                          SIMPSON THACHER & BARTLETT
                             425 LEXINGTON AVENUE

                           NEW YORK, NEW YORK 10017


It is proposed that this filing will become effective:


\X\  immediately upon filing pursuant      \ \ on    pursuant to paragraph (b)
     to paragraph (b)

\ \  60 days after filing pursuant to      \ \ on April 30, 1999 pursuant to
     paragraph (a)(1)                          paragraph (a)(1)

\ \  75 days after filing pursuant         \ \ on    pursuant to paragraph
     to paragraph (a)(2)                       (a)(2) of Rule 485

If appropriate, check the following box:

\ \ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


         Registrant has previously elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of units of beneficial interest for sale under the Securities Act of 1933. Registrant's Rule 24f-2 Notice for the fiscal year 1999 was filed on or about March 21, 2000.

================================================================================

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------


                                  J.P. Morgan
                                  Equity Funds

                                  CLASS A, CLASS B AND CLASS C SHARES


BALANCED FUND

EQUITY INCOME FUND

LARGE CAP EQUITY FUND

GROWTH AND INCOME
FUND

CORE EQUITY FUND

FOCUS FUND

EQUITY GROWTH FUND

CAPITAL GROWTH FUND

SMALL CAP EQUITY FUND

DYNAMIC SMALL
CAP FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                         -----------------------
                                                         [LOGO] JPMorgan Fleming
                                                         Asset Management


                                                                     PSE0-1-201X

BALANCED FUND                                                                  1

EQUITY INCOME FUND                                                            12

LARGE CAP EQUITY FUND                                                         20

GROWTH AND INCOME FUND                                                        28

CORE EQUITY FUND                                                              36

FOCUS FUND                                                                    44

EQUITY GROWTH FUND                                                            52

CAPITAL GROWTH FUND                                                           60

SMALL CAP EQUITY FUND                                                         68

DYNAMIC SMALL CAP FUND                                                        75

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER                                                 83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        86
--------------------------------------------------------------------------------

ABOUT SALES CHARGES                                                           86

BUYING FUND SHARES                                                            88

SELLING FUND SHARES                                                           90

EXCHANGING FUND SHARES                                                        91

OTHER INFORMATION CONCERNING THE FUNDS                                        91

DISTRIBUTIONS AND TAXES                                                       92

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                          94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS OF THE FUNDS                                             97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN BALANCED FUND
--------------------------------------------------------------------------------


The Fund's objective

The Fund aims to provide a balance of current income and growth of capital.


The Fund's main investment strategy

The Fund seeks a balance of current income and growth by using the following strategies:

o an active equity management style that focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, and


o an active fixed-income management style that focuses primarily on domestic fixed-income securities.

The Fund's advisers may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.


The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:


o projected rate of earnings growth that is equal to or greater than the equity markets;

o return on assets and equity that is equal to or greater than the equity markets;

o     above-average price/earnings ratios;

o     below-average dividend yield;

J.P. MORGAN BALANCED FUND

o     above-average market volatility; and

o market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks.


The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.


The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment-grade or the advisers consider them to be comparable to investment-grade.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's advisers will adjust the maturity based on their outlook for the economy.

The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.


The Fund may invest in floating-rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN BALANCED FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Balanced Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date.

J.P. MORGAN BALANCED FUND


A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.


The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities, because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.


The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally riskier than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN BALANCED FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on October 16, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1998 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991        24.16%
1992         5.32%
1993         6.01%
1994        -2.27%
1995        23.83%
1996        11.31%
1997        23.67%
1998        25.04%
1999        13.94%
2000        -2.80%

--------------------------------------------------------------------------------
BEST QUARTER                                                              13.24%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                             -4.90%
--------------------------------------------------------------------------------

                                                              4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                                 -8.40%          12.43%         11.67%
--------------------------------------------------------------------------------
CLASS B                                 -6.73%          13.53%         12.33%
--------------------------------------------------------------------------------
CLASS C                                 -3.59%          13.77%         12.33%
--------------------------------------------------------------------------------
S&P 500 INDEX                           -9.10%          18.33%         17.44%
--------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX               11.85%           6.24%          8.00%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX             11.63%           6.46%          7.96%
--------------------------------------------------------------------------------
LIPPER  BALANCED FUNDS INDEX             2.39%          11.80%         12.45%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN BALANCED FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
CLASS A*                0.50%#       0.25%#           0.68%#     1.43%#
--------------------------------------------------------------------------------
CLASS B@                0.50%        0.75%            0.68%      1.93%
--------------------------------------------------------------------------------
CLASS C@                0.50%        0.75%            0.68%      1.93%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Other Expenses for Class A shares are currently expected to be 0.50% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.25%. That's because J.P. Morgan Fleming Asset Management
(USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


This table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $712          $1,001         $1,312        $2,190
--------------------------------------------------------------------------------
CLASS B SHARES**            $696          $  906         $1,242        $2,124***
--------------------------------------------------------------------------------
CLASS C SHARES**            $296          $  606         $1,042        $2,254
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $196          $606           $1,042        $2,124***
--------------------------------------------------------------------------------
CLASS C SHARES              $196          $606           $1,042        $2,254
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN EQUITY INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to invest in securities that provide both capital appreciation and current income.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.

The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.


The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN EQUITY INCOME FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Equity Income Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The fund may invest in mid-capitalization companies.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic.
Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN EQUITY INCOME FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on August 24, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1998 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991        22.10%
1992         5.61%
1993        12.34%
1994        -3.37%
1995        33.72%
1996        17.87%
1997        31.05%
1998        26.12%
1999        12.70%
2000        -4.09%

--------------------------------------------------------------------------------
BEST QUARTER                                                              18.81%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                             -8.07%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -9.60%         14.69%        14.02%
--------------------------------------------------------------------------------
CLASS B                               -7.64%         15.84%        14.70%
--------------------------------------------------------------------------------
CLASS C                               -4.80%         16.06%        14.70%
--------------------------------------------------------------------------------
S&P 500 INDEX                         -9.10%         18.33%        17.44%
--------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX       7.46%         13.42%        14.45%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN EQUITY INCOME FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A*                0.40%#       0.25%#           0.76%#     1.41%#
--------------------------------------------------------------------------------
CLASS B@                0.40%        0.75%            0.76%      1.91%
--------------------------------------------------------------------------------
CLASS C@                0.40%        0.75%            0.76%      1.91%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Other Expenses are currently expected to be 0.60% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 1.75% and 1.75%, respectively. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $710          $996           $1,302        $2,169
--------------------------------------------------------------------------------
CLASS B SHARES**            $694          $900           $1,232        $2,103***
--------------------------------------------------------------------------------
CLASS C SHARES**            $294          $600           $1,032        $2,233
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $194          $600           $1,032        $2,103***
--------------------------------------------------------------------------------
CLASS C SHARES              $194          $600           $1,032        $2,233
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization over $2 billion at the time of purchase (large-cap companies). Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund uses an active equity management style focused on earnings momentum and value within a diversified stock universe. The Fund seeks capital appreciation by targeting companies with strong revenue gains and attractive earnings momentum and seeks value by emphasizing companies with relatively low price-to-book ratios, low price-to-cash flows ratios versus return on capital and above average dividend yield.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN LARGE CAP EQUITY FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Large Cap Equity Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN LARGE CAP EQUITY FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

The performance for the period before Class A shares were launched on May 8, 1996 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


The bars for 1991-1996 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991        31.24%
1992         5.20%
1993         8.63%
1994         0.22%
1995        31.03%
1996        22.54%
1997        32.63%
1998        21.69%
1999        10.42%
2000        -4.62%

--------------------------------------------------------------------------------
BEST QUARTER                                                              18.90%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                             -9.73%
--------------------------------------------------------------------------------

                                                               3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -10.12%       14.45%         14.48%
--------------------------------------------------------------------------------
CLASS B                                -9.41%       15.10%         14.92%
--------------------------------------------------------------------------------
CLASS C                                -5.98%       15.26%         14.89%
--------------------------------------------------------------------------------
S&P 500 INDEX                          -9.10%       18.33%         17.44%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX      1.95%       15.74%         16.12%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.


Class B shares were first offered on May 7, 1996. The performance for the period before Class B shares were launched is based on the performance of Institutional Class shares of the Fund. Class C shares were first offered on November 11, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Institutional Class shares.

J.P. MORGAN LARGE CAP EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.70%#     1.35%#
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.70%#     1.85%#
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.70%#     1.85%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.60% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 1.75% and 1.75%, respectively. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $705          $978           $1,272        $2,105
--------------------------------------------------------------------------------
CLASS B SHARES**            $688          $882           $1,201        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES**            $288          $582           $1,001        $2,169
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $188          $582           $1,001        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES              $188          $582           $1,001        $2,169
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide capital growth over the long term and earn income from dividends.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The Fund's advisers apply an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The advisers will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies displaying level or rising dividends.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may also include real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments as well as in U.S. government debt securities and investment- grade debt securities. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN GROWTH AND INCOME FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. This section describes some of the specific risks of investing in Growth and Income Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depository receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depository receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN GROWTH AND INCOME FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1991        59.13%
1992        15.06%
1993        12.99%
1994        -3.41%
1995        27.55%
1996        19.38%
1997        29.53%
1998        14.11%
1999         8.09%
2000         0.48%

--------------------------------------------------------------------------------
BEST QUARTER                                                              33.98%
--------------------------------------------------------------------------------

                                                               1st quarter, 1991


--------------------------------------------------------------------------------
WORST QUARTER                                                            -12.20%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -5.29%        12.55%         16.49%
--------------------------------------------------------------------------------
CLASS B                               -4.26%        13.08%         16.76%
--------------------------------------------------------------------------------
CLASS C                               -0.88%        12.94%         16.56%
--------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX              6.08%        16.81%         16.88%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX     1.95%        15.74%         16.12%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.


Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. Class C shares were first offered on January 2, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN GROWTH AND INCOME FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.65%      1.30%
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.65%      1.80%
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.65%      1.80%
--------------------------------------------------------------------------------


(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $700          $963           $1,247        $2,053
--------------------------------------------------------------------------------
CLASS B SHARES**            $683          $866           $1,175        $1,985***
--------------------------------------------------------------------------------
CLASS C SHARES**            $283          $566           $  975        $2,116
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $183          $566           $975          $1,985***
--------------------------------------------------------------------------------
CLASS C SHARES              $183          $566           $975          $2,116
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN CORE EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

The Fund's main investment strategy


The Fund seeks to achieve its objective by investing all of its assets in Core Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Core Equity Portfolio as well as to the Fund.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 Index stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth greater than or equal to that of the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500 Index. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN CORE EQUITY FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Core Equity Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary shares, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN CORE EQUITY FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on September 10, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1994-1998 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1994        -4.03%
1995        25.53%
1996        22.54%
1997        33.33%
1998        30.80%
1999        23.59%
2000       -12.19%

--------------------------------------------------------------------------------
BEST QUARTER                                                              22.85%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -11.03%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                       SINCE
                                            PAST          PAST         INCEPTION
                                            1 YEAR        5 YEARS      (4/1/93)
--------------------------------------------------------------------------------
CLASS A                                     -17.23%       16.93%       14.42%
--------------------------------------------------------------------------------
CLASS B                                     -16.28%       18.12%       15.30%
--------------------------------------------------------------------------------
CLASS C                                     -13.01%       18.32%       15.30%
--------------------------------------------------------------------------------
S&P 500  INDEX                               -9.10%       18.33%       17.11%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX            -7.37%       16.79%       15.34%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN CORE EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A*                0.50%#       0.25%#           0.77%#     1.52%#
--------------------------------------------------------------------------------
CLASS B@                0.50%        0.75%            0.77%      2.02%
--------------------------------------------------------------------------------
CLASS C@                0.50%        0.75%            0.77%      2.02%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Distribution Fees for Class A shares are currently expected to be 0.10%, the Other Expenses for Class A, Class B and Class C shares are expected to be 0.65%, 0.75% and 0.75%, respectively, and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 2.00% and 2.00%, respectively. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year


o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $721            $1,028       $1,356        $2,283
--------------------------------------------------------------------------------
CLASS B SHARES**            $705            $  934       $1,288        $2,220***
--------------------------------------------------------------------------------
CLASS C SHARES**            $305            $  634       $1,088        $2,348
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $205          $634           $1,088        $2,220***
--------------------------------------------------------------------------------
CLASS C SHARES              $205          $634           $1,088        $2,348
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FOCUS FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

The Fund's advisers use an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the advisers as having the most favorable characteristics through a disciplined investment approach which relies on research-intensive fundamental analysis.


Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing their analysis, the advisers will meet industry concentration limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.


The advisers go through this process at least monthly to identify what they believe to be the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The advisers also use the process to frequently monitor the Fund's investments.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN FOCUS FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. This sections some of the specific risks of investing in Focus Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares in the future.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio.

J.P. MORGAN FOCUS FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performances does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1999        13.68%
2000       -25.72%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.54%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                            -22.83%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                       SINCE
                                                                       INCEPTION
                                                         PAST 1 YEAR   (6/30/98)
--------------------------------------------------------------------------------
CLASS A                                                  -29.99%       -8.36%
--------------------------------------------------------------------------------
CLASS B                                                  -29.88%       -7.85%
--------------------------------------------------------------------------------
CLASS C                                                  -26.92%       -6.73%
--------------------------------------------------------------------------------
S&P 500 INDEX                                             -9.10%        7.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX                         -7.37%        7.14%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

J.P. MORGAN FOCUS FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.97%#     1.62%#
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.97%#     2.12%#
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.97%#     2.12%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.13%, the Other Expenses for Class A shares are expected to be 0.87% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 1.85% and 1.85%, respectively. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR          3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $730            $1,057       $1,406        $2,386
--------------------------------------------------------------------------------
CLASS B SHARES**            $715            $  964       $1,339        $2,325***
--------------------------------------------------------------------------------
CLASS C SHARES**            $315            $  664       $1,139        $2,452
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $215          $664           $1,139        $2,325***
--------------------------------------------------------------------------------
CLASS C SHARES              $215          $664           $1,139        $2,452
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN EQUITY GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.


The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its assets in Equity Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Equity Growth Portfolio as well as to the Fund.


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:


o projected earnings growth rate that is greater than or equal to the equity markets in general;

o return on assets and return on equity equal to or greater than the equity markets;

o     above market average price-earnings ratios;

o     below-average dividend yield;

o     above-average market volatility; and

o     market capitalization of more than $500 million.

The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.


The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and thus lower performance) and increase your taxable dividends.

J.P. MORGAN EQUITY GROWTH FUND

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Growth Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN EQUITY GROWTH FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on August 13, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1998 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991        31.69%
1992         6.43%
1993         2.48%
1994        -0.90%
1995        25.78%
1996        20.52%
1997        37.20%
1998        41.19%
1999        31.54%
2000       -23.58%

--------------------------------------------------------------------------------
BEST QUARTER                                                              27.32%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -17.89%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -28.23%       17.12%         14.71%
--------------------------------------------------------------------------------
CLASS B                               -27.03%       18.31%         15.39%
--------------------------------------------------------------------------------
CLASS C                               -24.49%       18.52%         15.39%
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX            -22.08%       19.16%         17.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX   -19.68%       17.85%         17.32%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN EQUITY GROWTH FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A*                0.50%#       0.25%#           0.73%#     1.48%#
--------------------------------------------------------------------------------
CLASS B@                0.50%        0.75%            0.73%      1.98%
--------------------------------------------------------------------------------
CLASS C@                0.50%        0.75%            0.73%      1.98%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Distribution Fees for Class A shares is currently expected to be 0.02% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.25%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $717          $1,016         $1,336        $2,242
--------------------------------------------------------------------------------
CLASS B SHARES**            $701          $  921         $1,268        $2,177***
--------------------------------------------------------------------------------
CLASS C SHARES**            $301          $  621         $1,068        $2,306
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $201          $621           $1,068        $2,177***
--------------------------------------------------------------------------------
CLASS C SHARES              $201          $621           $1,068        $2,306
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Capital Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Capital Growth Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.


The Fund's advisers use an active equity management style focused on investing in mid-sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or service and superior earnings per share compared to other mid-sized companies.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN CAPITAL GROWTH FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Capital Growth Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN CAPITAL GROWTH FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1991        70.74%
1992        12.95%
1993        20.17%
1994        -1.31%
1995        22.24%
1996        24.20%
1997        23.37%
1998         5.54%
1999        12.77%
2000        14.17%

--------------------------------------------------------------------------------
BEST QUARTER                                                              26.78%
--------------------------------------------------------------------------------

                                                               1st quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                            -19.57%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                              7.60%         14.43%          18.56%
--------------------------------------------------------------------------------
CLASS B                              8.61%         14.99%          18.84%
--------------------------------------------------------------------------------
CLASS C                             12.64%         15.05%          18.75%
--------------------------------------------------------------------------------
S&P  MIDCAP 400 INDEX               17.50%         20.41%          19.86%
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX      6.26%         16.17%          17.94%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.


Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. Class C shares were first offered on January 2, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares of the Fund. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN CAPITAL GROWTH FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.70%      1.35%
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.70%      1.85%
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.70%      1.85%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $705          $978           $1,272        $2,105
--------------------------------------------------------------------------------
CLASS B SHARES**            $688          $882           $1,201        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES**            $288          $582           $1,001        $2,169
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $188          $582           $1,001        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES              $188          $582           $1,001        $2,169
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on companies with above market average price-earnings ratios and price-book ratios, below-average dividend yield and above-average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The advisers use a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value styles of investing.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund is currently closed to new investors. You may only buy shares in this Fund through an account established before November 30, 1998. The Fund may modify or eliminate this policy at any time.

The Fund may invest up to 20% of it total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN SMALL CAP EQUITY FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

controls. These risks increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN SMALL CAP EQUITY FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1995        54.04%
1996        28.80%
1997        17.76%
1998         3.34%
1999        13.75%
2000        14.18%

--------------------------------------------------------------------------------
BEST QUARTER                                                              19.38%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                            -21.13%
--------------------------------------------------------------------------------


                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                      SINCE
                                                                      INCEPTION
                                          PAST 1 YEAR   PAST 5 YEARS  (12/20/94)
--------------------------------------------------------------------------------
CLASS A                                    7.63%        13.92%        20.43%
--------------------------------------------------------------------------------
CLASS B                                    8.56%        14.22%        20.78%
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX                    11.80%        13.57%        16.15%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX          6.93%        12.44%        15.28%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered March 28, 1995. The performance for the period before Class B shares were launched is based on performance for Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.65%        0.25%            0.52%#     1.42%#
--------------------------------------------------------------------------------
CLASS B                 0.65%        0.75%            0.76%#     2.16%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN SMALL CAP EQUITY FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $711          $998           $1,307        $2,179
--------------------------------------------------------------------------------
CLASS B SHARES**            $719          $976           $1,359        $2,305***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $219          $676           $1,159        $2,305***
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN DYNAMIC SMALL CAP FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.


The Fund's advisers apply an active equity management style focused on investing in small sized growth companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.

To maintain investment flexibility, the Fund may stop accepting new investors once the Fund's net assets reach approximately $1 billion. If that happens, existing shareholders would still be able to buy additional Fund shares.

J.P. MORGAN DYNAMIC SMALL CAP FUND


The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Dynamic Small Cap Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. Smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differ- ing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN DYNAMIC SMALL CAP FUND


increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1998        13.46%
1999        30.13%
2000        11.42%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.00%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                            -18.98%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

J.P. MORGAN DYNAMIC SMALL CAP FUND

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000
                                                                       SINCE
                                                                       INCEPTION
                                                       PAST 1 YEAR     (5/19/97)
--------------------------------------------------------------------------------
CLASS A                                                5.03%           22.31%
--------------------------------------------------------------------------------
CLASS B                                                6.11%           23.00%
--------------------------------------------------------------------------------
CLASS C                                                9.74%           23.43%
--------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX                   0.57%           11.87%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX                   -8.25%           15.85%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class C shares were first offered on January 7, 1998. The performance for the period before Class C shares were launched is based on the performance for Class B shares of the Fund.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.65%        0.25%            0.75%#     1.65%#
--------------------------------------------------------------------------------
CLASS B                 0.65%        0.75%            0.75%#     2.15%#
--------------------------------------------------------------------------------
CLASS C                 0.65%        0.75%            0.75%#     2.15%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses for Class A shares is currently expected to be 0.60% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.50%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN DYNAMIC SMALL CAP FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $733          $1,065         $1,420        $2,417
--------------------------------------------------------------------------------
CLASS B SHARES**            $718          $  973         $1,354        $2,356***
--------------------------------------------------------------------------------
CLASS C SHARES**            $318          $  673         $1,154        $2,483
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $218          $673           $1,154        $2,356***
--------------------------------------------------------------------------------
CLASS C SHARES              $218          $673           $1,154        $2,483
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Funds' investment adviser


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                                          Fiscal Year
Fund                                                         Ended           %
--------------------------------------------------------------------------------
Equity Growth Fund                                       Dec. 31, 2000     0.73%
Core Equity Fund                                         Dec. 31, 2000     0.70%
Balanced Fund                                            Dec. 31, 2000     0.69%
Equity Income Fund                                       Dec. 31, 2000     0.72%
Large Cap Equity Fund                                    Oct. 31, 2000     0.13%
Growth & Income Fund                                     Oct. 31, 2000     0.40%
Focus Fund                                               Oct. 31, 2000     0.05%
Capital Growth Fund                                      Oct. 31, 2000     0.40%
Small Cap Equity Fund                                    Oct. 31, 2000     0.65%
Dynamic Small Cap Fund                                   Oct. 31, 2000     0.58%

FUND'S INVESTMENT ADVISER

The Portfolio Managers

BALANCED FUND


Mr. Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President and Portfolio Manager at JPMFAM (USA), is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with JPMFAM (USA) since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987 as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.


EQUITY INCOME FUND

Robert Heintz, Director of Equity Management, Research and Trading at
JPMFAM (USA), is responsible for management of the Fund's portfolio. Mr. Heintz has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999.

LARGE CAP EQUITY FUND

Mr. Heintz is responsible for management of the Fund's portfolio. Mr. Heintz has been managing the Fund since August 1999.

GROWTH AND INCOME FUND

Mr. Heintz and Steve O'Keefe, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. O'Keefe joined JPMFAM (USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999.

FOCUS FUND


Mr. Lartigue and Mr. Phelps are responsible for management of the Fund's portfolio. They have been managing the Fund since August 1999 and February 2001 respectively.


CAPITAL GROWTH FUND

Mr. Heintz and Chris Matlock, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have been managing the Fund since August 1999.

SMALL CAP EQUITY FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA), she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999.

DYNAMIC SMALL CAP FUND


Ms. Ellis and Mr. Lartigue are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.


CORE EQUITY FUND


Mr. Lartigue, and Mr. Phelps have managed the portfolio since January of 1996.


EQUITY GROWTH FUND

Mr. Lartigue has managed the portfolio since July of 1994.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges


You must pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You may choose to invest in one of two or three different classes of shares in each Fund. The Small Cap Equity Fund is available in either Class A or Class B shares, as described in this prospectus. You may purchase Class A, Class B or Class C shares in each other Fund described in the prospectus.

Different charges are associated with each class of shares:

o If you choose to invest in Class A shares, you must pay a sales charge when you invest.

o If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

o If you choose to invest in Class C shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.


This section explains how the three sales charges work.

CLASS A SHARES


The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.


                                                           TOTAL SALES CHARGE

                                                          AS % OF THE   AS %
                                                          OFFERING      OF NET
AMOUNT OF                                                 PRICE         AMOUNT
INVESTMENT                                                PER SHARE     INVESTED
--------------------------------------------------------------------------------
LESS THAN
$100,000                                                  5.75%           6.10%
--------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                                            3.75%           3.90%
--------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                                            2.50%           2.56%
--------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                                          2.00%           2.04%
--------------------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.


YEAR                                                  DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
1                                                     5%
--------------------------------------------------------------------------------
2                                                     4%
--------------------------------------------------------------------------------
3                                                     3%
--------------------------------------------------------------------------------
4                                                     3%
--------------------------------------------------------------------------------
5                                                     2%
--------------------------------------------------------------------------------
6                                                     1%
--------------------------------------------------------------------------------
7                                                     NONE
--------------------------------------------------------------------------------
8                                                     NONE
--------------------------------------------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.


Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

HOW YOUR ACCOUNT WORKS

GENERAL


J.P. Morgan Fund Distributors Inc. is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with Chase. Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares. In addition, each Fund except the Small Cap Equity Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?


Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.


Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.


Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.


You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

Buying Fund shares


You can buy shares in one of three ways:


Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782


Or

Complete the application form and mail it along with a check for the amount you want to invest to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

Through a Systematic Investment Plan


You can make regular automatic purchases of at least $100. The Systematic Investment Plan is described in detail later in this document.


                                   ----------


Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account.

Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


--------------------------------------------------------------------------------
THE J.P. MORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------


MINIMUM INVESTMENTS

TYPE OF                                                INITIAL       ADDITIONAL
ACCOUNT                                                INVESTMENT    INVESTMENTS
--------------------------------------------------------------------------------
REGULAR
ACCOUNT                                                $2,500        $100
--------------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT
PLAN                                                   $1,000        $100
--------------------------------------------------------------------------------
IRAS                                                   $1,000        $100
--------------------------------------------------------------------------------
SEP-IRAS                                               $1,000        $100
--------------------------------------------------------------------------------
EDUCATION
IRAS                                                   $  500        $100
--------------------------------------------------------------------------------


Make your check out to J.P. Morgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the J.P. Morgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you

HOW YOUR ACCOUNT WORKS

should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares


You can sell your shares in one of three ways:


Through your investment representative


Tell your representative which Funds you want to sell. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.


Or

Send a signed letter with your instructions to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal Plan

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

                                   ----------


You can sell your shares on any day that the J.P. Morgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

o     you want to sell shares with a net asset value of $100,000 or more, or


o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.


Exchanging Fund shares


You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:


Through your investment representative


Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782 to ask for details.


Through a Systematic Exchange Plan


You can automatically exchange money from one J. P. Morgan account to another of the same class.

Call the J.P. Morgan Funds Service Center for details.


                                   ----------


If you exchange Class B shares of a Fund for Class B shares of another J.P. Morgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


Other information concerning the Funds


We may close your account if the balance falls below $500 because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account

HOW YOUR ACCOUNT WORKS

registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.


Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B shares of the Funds and Class C shares of all Funds except the Small Cap Equity Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The Balanced Fund, Equity Income Fund, Large Cap Equity Fund, Core Equity Fund, Growth and Income Fund and Equity Growth Fund distribute any net investment income at least quarterly. The Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The Balanced Fund and Equity Income Fund expect that their distributions will consist primarily of ordinary income. The Core Equity Fund, Growth and Income Fund, Equity Growth Fund, Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.


The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800- 348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN


You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800- 348-4782 for complete instructions.


SYSTEMATIC EXCHANGE


You can transfer assets automatically from one J.P. Morgan Fund account to another on a regular basis. It is a free service.


FREE EXCHANGE PRIVILEGE


You can exchange money between J.P. Morgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares.

What the terms mean

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).


The tables set forth below provide selected per share data and ratios for one Class A Share and, where applicable, one Class B Share and one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Reports to Shareholders for the year ended October 31, 2000 for the Large Cap Equity, Growth and Income, Focus, Capital Growth, Small Cap Equity and Dynamic Small Cap Fund and December 31, 2000 for the Balanced, Equity Income, Core Equity and Equity Growth Funds, which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.


The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS


J.P. Morgan Balanced Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year   10/16/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 38.46       $ 34.51       $ 31.87
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                         0.76@         0.70@         0.10
    Net gains or losses in investments (both realized and unrealized)            (1.96)         4.05          3.95
                                                                               -------       -------       -------
    Total from investment operations                                             (1.20)         4.75          4.05

  Less distributions:
    Dividents from net investment income                                          1.28          0.61          0.16
    Distributions from capital gains                                              5.75          0.19          1.25
                                                                               -------       -------       -------
    Total distributions                                                           7.03          0.80          1.41
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 30.23       $ 38.46       $ 34.51
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                  (2.80%)       13.94%        12.78%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     2       $     2       $     1
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.25%         1.25%         1.25%
------------------------------------------------------------------------------------------------------------------
Net investment income                                                             1.99%         1.94%         1.84%
------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.75%         3.34%       107.16%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits        0.49%        (0.15%)     (104.07%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            134%           45%           58%
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Balanced Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.


  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Equity Income Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year    8/24/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 49.83       $ 46.23       $ 40.49
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                         0.17@         0.20@         0.06
    Net gains or losses in investments (both realized and unrealized)            (2.66)         5.63          5.89
                                                                               -------       -------       -------
    Total from investment operations                                             (2.49)         5.83          5.95

  Less distributions:
    Dividends from net investment income                                          0.18          0.23          0.07
    Distributions from capital gains                                             11.81          2.00          0.14
                                                                               -------       -------       -------
    Total distributions                                                          11.99          2.23          0.21
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 35.35       $ 49.83       $ 46.23
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                  (4.09%)       12.70%        14.70%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     5       $     4       $     1
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.25%         1.24%         1.18%
------------------------------------------------------------------------------------------------------------------
Net investment income                                                             0.34%         0.42%         0.57%
------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     1.94%         3.33%        37.61%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (0.35%)       (1.67%)      (35.86%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             15%           16%            3%
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Equity Income Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Core Equity Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year    9/10/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 32.19       $ 26.52       $ 21.49
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                        (0.05)        (0.05)@          --
    Net gains or losses in investments (both realized and unrealized)            (3.96)         6.28          6.22
                                                                               -------       -------       -------
    Total from investment operations                                             (4.01)         6.23          6.22

  Less distributions:
    Dividends from net investment income                                            --          0.01          0.02
    Distributions from capital gains                                              1.88          0.55          1.17
                                                                               -------       -------       -------
    Total distributions                                                           1.88          0.56          1.19
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 26.30       $ 32.19       $ 26.52
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                 (12.19%)       23.59%        29.08%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     9       $     6       $     1
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.24%         1.24%         1.23
------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.25%)       (0.13%)       (0.03%)
------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                       1.80%         3.02%       140.46%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                         (0.81%)       (1.89%)     (139.26%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                           11%+          32%
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Core Equity Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

  + Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Core Equity Portfolio.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Equity Growth Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year    8/13/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 67.85       $ 52.30       $ 45.57
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                        (0.42)@       (0.29)@       (0.02)
    Net gains or losses in investments (both realized and unrealized)           (16.14)        16.75          8.53
                                                                               -------       -------       -------
    Total from investment operations                                            (16.56)        16.46          8.51

  Less distributions:
    Dividends from net investment income                                            --            --            --
    Distributions from capital gains                                              8.17          0.91          1.78
                                                                               -------       -------       -------
    Total distributions                                                           8.17          0.91          1.78
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 43.12       $ 67.85       $ 52.30
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                 (23.85%)       31.54%        18.80%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $    24       $    15       $     1
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.24%         1.24%         1.25%
------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.65%)       (0.48%)       (0.19%)
------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                       1.64%         2.34%         5.88%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                         (1.05%)       (1.58%)        4.82%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                           15%~          35%
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Equity Growth Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.


  #   Short periods have been annualized.

  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Equity Growth Portfolio.


  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Large Cap Equity Fund*

                                                                                                     CLASS A
                                                                           ---------------------------------------------------------
                                                                               Year        Year        Year        Year    5/8/96**
                                                                              Ended       ended       ended       ended     through
PER SHARE OPERATING PERFORMANCE                                            10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $16.20      $15.09      $14.83      $13.25      $12.06
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      0.07        0.13        0.12        0.11        0.05
    Net gains or losses in securities
    (both realized and unrealized)                                             1.08        2.06        1.92        3.45        1.21
                                                                             ------      ------      ------      ------      ------
    Total from investment operations                                           1.15        2.19        2.04        3.56        1.26

  Less distributions:
    Dividends from net investment income                                       0.07        0.13        0.12        0.09        0.07
    Distributions from capital gains                                           1.06        0.95        1.66        1.89          --
                                                                             ------      ------      ------      ------      ------
    Total distributions                                                        1.13        1.08        1.78        1.98        0.07
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $16.22      $16.20      $15.09      $14.83      $13.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                7.34%      14.96%      15.15%      30.69%      10.84%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   65      $   69      $   50      $   44      $    8
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                       0.96%       0.80%       0.85%       1.13%       1.38%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          0.43%       0.80%       0.81%       0.61%       0.84%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                  1.33%       1.30%       1.35%       1.63%       1.87%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits     0.06%       0.30%       0.31%       0.11%       0.35%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          27%         70%         72%         72%         89%
------------------------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Large Cap Equity Fund.


 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Large Cap Equity Fund (continued)*

                                                                                          CLASS B
                                                             ---------------------------------------------------------------
                                                                 Year          Year         Year         Year     5/7/96**
                                                                Ended         ended        ended        ended      through
PER SHARE OPERATING PERFORMANCE                              10/31/00      10/31/99     10/31/98     10/31/97     10/31/96
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $16.10       $15.02       $14.76       $13.22       $12.06
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        (0.02)        0.07         0.05         0.07         0.05
    Net gains or losses in securities
    (both realized and unrealized)                                1.08         2.03         1.92         3.42         1.19
                                                                ------       ------       ------       ------       ------
    Total from investment operations                              1.06         2.10         1.97         3.49         1.24

  Less distributions:
    Dividends from net investment income                          0.01         0.07         0.05         0.06         0.08
    Distributions from capital gains                              1.06         0.95         1.66         1.89           --
                                                                ------       ------       ------       ------       ------
    Total distributions                                           1.07         1.02         1.71         1.95         0.08
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.09       $16.10       $15.02       $14.76       $13.22
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                   6.76%       14.38%       14.71%       30.15%        6.66%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                            $   29       $   35       $   10       $    5       $    1
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                          1.46%        1.29%        1.35%        1.59%        1.88%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                            (0.06%)       0.28%        0.31%        0.15%        0.14%
----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits     1.83%        1.79%        1.85%        2.09%        2.38%
----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                             (0.43%)      (0.22%)      (0.19%)      (0.35%)      (0.36%)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             27%          70%          72%          72%          89%
----------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS C
                                                             ---------------------
                                                                 Year   11/11/98**
                                                                Ended      through
PER SHARE OPERATING PERFORMANCE                              10/31/00     10/31/99
----------------------------------------------------------------------------------
Net asset value, beginning of period                           $16.03       $15.21
----------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       (0.01)        0.07
    Net gains or losses in securities
    (both realized and unrealized)                               1.06         1.79
                                                               ------       ------
    Total from investment operations                             1.05         1.86

  Less distributions:
    Dividends from net investment income                         0.01         0.09
    Distributions from capital gains                             1.06         0.95
                                                               ------       ------
    Total distributions                                          1.07         1.04
----------------------------------------------------------------------------------
Net asset value, end of period                                 $16.01       $16.03
----------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  6.74%       12.62%
==================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period (millions)                           $    2       $    1
----------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------
Expenses                                                         1.48%        1.29%
----------------------------------------------------------------------------------
Net investment income                                           (0.10%)       0.24%
----------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits    1.83%        1.79%
----------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                            (0.45%)      (0.26%)
----------------------------------------------------------------------------------
Portfolio turnover rate                                            27%          70%
----------------------------------------------------------------------------------

  *   Formerly Chase Vista Large Cap Equity Fund.


 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Growth and Income Fund*

                                                                                                     CLASS A
                                                                           ---------------------------------------------------------
                                                                               Year        Year        Year        Year        Year
                                                                              Ended       ended       ended       ended       ended
PER SHARE OPERATING PERFORMANCE                                            10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $43.65      $43.24      $46.21      $39.21      $34.96
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      0.09@       0.18@       0.19@       0.35@       0.60
    Net gains or losses in securities
    (both realized and unrealized)                                             3.31        5.07        3.59       10.18        5.96
                                                                             ------      ------      ------      ------      ------
    Total from investment operations                                           3.40        5.25        3.78       10.53        6.56
                                                                             ------      ------      ------      ------      ------

  Less distributions:
    Dividends from net investment income                                       0.03        0.17        0.19        0.38        0.55
    Distributions from capital gains                                           6.31        4.67        6.56        3.15        1.76
                                                                             ------      ------      ------      ------      ------
    Total distributions                                                        6.34        4.84        6.75        3.53        2.31
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $40.71      $43.65      $43.24      $46.21      $39.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                8.88%      12.82%       9.09%      28.84%      19.60%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $1,131      $1,385      $1,499      $1,497      $1,591
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                       1.30%       1.26%       1.25%       1.27%       1.32%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          0.23%       0.41%       0.44%       0.82%       1.46%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                    1.30%       1.26%       1.25%       1.27%       1.32%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                       0.23%       0.41%       0.44%       0.82%       1.46%
------------------------------------------------------------------------------------------------------------------------------------

      *     Formerly Chase Vista Growth and Income Fund.


      (1) Total return figures do not include the effect of any front-end or deferred sales load.

      @     Calculated based upon average shares outstanding.

FINANCIAL HIGHLIGHTS


J.P. Morgan Growth and Income Fund (continued)*

                                                                                        CLASS B
                                                          ----------------------------------------------------------------
                                                              Year          Year          Year          Year         Year
                                                             Ended         ended         ended         ended        ended
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98      10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 43.25       $ 42.92       $ 45.96       $ 39.02      $ 34.81
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.11)@       (0.04)@       (0.02)@        0.13@        0.37
    Net gains or losses in securities
    (both realized and unrealized)                            3.26          5.04          3.54         10.13         5.98
                                                           -------       -------       -------       -------      -------
    Total from investment operations                          3.15          5.00          3.52         10.26         6.35
                                                           -------       -------       -------       -------      -------

  Less distributions:
    Dividends from net investment income                        --            --            --          0.17         0.38
    Distributions from capital gains                          6.31          4.67          6.56          3.15         1.76
                                                           -------       -------       -------       -------      -------
    Total distributions                                       6.31          4.67          6.56          3.32         2.14
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 40.09       $ 43.25       $ 42.92       $ 45.96      $ 39.02
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               8.32%        12.29%         8.52%        28.20%       19.02%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $   409       $   528       $   542       $   489      $   370
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                                      1.80%         1.76%         1.75%         1.77%        1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                        (0.27%)       (0.09%)       (0.06%)        0.31%        0.95%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.80%         1.76%         1.75%         1.77%        1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.27%)       (0.09%)       (0.06%)        0.31%        0.95%
--------------------------------------------------------------------------------------------------------------------------
                                                                         CLASS C
                                                          ------------------------------------
                                                              Year          Year    01/02/98**
                                                             Ended         ended       through
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 42.34       $ 42.13       $ 41.64
----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.11)@       (0.03)@       (0.02)@
    Net gains or losses in securities
    (both realized and unrealized)                            3.18          4.94          0.68
                                                           -------       -------       -------
    Total from investment operations                          3.07          4.91          0.66

  Less distributions:
    Dividends from net investment income                        --          0.03          0.09
    Distributions from capital gains                          6.31          4.67          0.08
                                                           -------       -------       -------
    Total distributions                                       6.31          4.70          0.17
----------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 39.10       $ 42.34       $ 42.13
----------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               8.31%        12.29%         1.55%
==============================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $     9       $    10       $     5
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------
Expenses                                                      1.80%         1.76%         1.72%
----------------------------------------------------------------------------------------------
Net investment income                                        (0.27%)       (0.07%)       (0.05%)
----------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.80%         1.76%         1.72%
----------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.27%)       (0.07%)       (0.05%)
----------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Growth and Income Fund.

 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.


(1) Total return figures do not include the effect of any front-end or deferred sales load.

  @   Calculated based upon average shares outstanding.

FINANCIAL HIGHLIGHTS


J.P. Morgan Focus Fund*

                                                                                             CLASS A
                                                                              ------------------------------------
                                                                                  Year          Year     6/30/98**
                                                                                 Ended         ended       through
PER SHARE OPERATING PERFORMANCE                                               10/31/00      10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.83       $  9.40       $ 10.00
--------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                        (0.08)         0.01@         0.01
    Net gains or losses in securities (both realized and unrealized)              0.17          0.43         (0.61)
                                                                               -------       -------       -------
    Total from investment operations                                              0.09          0.44         (0.60)
                                                                               -------       -------       -------

  Less distributions:
    Dividends from net investment income                                            --          0.01            --
    Distributions from capital gains                                                --            --            --
                                                                               -------       -------       -------
    Total distributions                                                             --          0.01            --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.92       $  9.83       $  9.40
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                   0.92%         4.67%        (6.00%)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $    20       $    17       $    18
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.25%         1.25%         1.25%
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.69%)        0.07%         0.48%
--------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     1.70%         1.81%         2.05%
--------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (1.14%)       (0.49%)       (0.32%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            124%          173%           33%
--------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                              -------------------------------------
                                                                                  Year          Year     6/30/98**
                                                                                 Ended         ended       through
PER SHARE OPERATING PERFORMANCE                                               10/31/00      10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.77       $  9.38       $ 10.00
-------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                        (0.12)        (0.05)@          --
    Net gains or losses in securities (both realized and unrealized)              0.14          0.44         (0.62)
                                                                               -------       -------       -------
    Total from investment operations                                              0.02          0.39         (0.62)
                                                                               -------       -------       -------
  Less distributions:
    Dividends from net investment income                                            --            --            --
    Distributions from capital gains                                                --            --            --
                                                                               -------       -------       -------
    Total distributions                                                             --            --            --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.79       $  9.77       $  9.38
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                   0.20%         4.16%        (6.20%)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $    28       $    22       $    18
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.85%         1.84%         1.85%
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (1.29%)       (0.51%)       (0.15%)
-------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.20%         2.30%         2.54%
-------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (1.64%)       (0.97%)       (0.84%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            124%          173%           33%
-------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Focus Fund.

 **   Commencement of operations.


(1) Total return figures do not include the effect of any front-end or deferred sales load.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

J.P. Morgan Focus Fund (continued)*

                                                                                             CLASS C
                                                                              -------------------------------------
                                                                                 Year           Year    06/30/98**
                                                                                Ended          ended       through
PER SHARE OPERATING PERFORMANCE                                               10/31/00      10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.76       $  9.38       $ 10.00
-------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                        (0.14)        (0.05)@          --
    Net gains or losses in securities (both realized and unrealized)              0.17          0.43         (0.62)
                                                                               -------       -------       -------
    Total from investment operations                                              0.03          0.38         (0.62)

  Less distributions:
    Dividends from net investment income                                            --            --            --
    Distributions from capital gains                                                --            --            --
                                                                               -------       -------       -------
    Total distributions                                                             --            --            --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.79       $  9.76       $  9.38
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                   0.31%         4.05%        (6.20%)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     7       $     7       $     4
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.85%         1.84%         1.85%
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (1.29%)       (0.55%)       (0.14%)
-------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.20%         2.29%         2.55%
-------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (1.64%)       (1.00%)       (0.84%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            124%          173%           33%
-------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Focus Fund.

 **   Commencement of operations.


(1) Total return figures do not include the effect of any front-end or deferred sales load.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

FINANACIAL HIGHLIGHTS


J.P. Morgan Capital Growth Fund*

                                                                                                    CLASS A
                                                                           ---------------------------------------------------------
                                                                               Year        Year        Year        Year        Year
                                                                              Ended       ended       ended       ended       ended
Per Share Operating Performance                                            10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $42.85      $41.22      $46.76      $41.60      $35.65
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                     (0.14)@     (0.20)@     (0.12)      (0.02)@      0.15
    Net gains or losses in securities (both realized and unrealized)          10.11        5.75       (0.52)      10.13        7.27
                                                                             ------      ------      ------      ------      ------
    Total from investment operations                                           9.97        5.55       (0.64)      10.11        7.42

  Less distributions:
    Dividends from net investment income                                         --          --          --        0.15        0.12
    Distributions from capital gains                                           4.91        3.92        4.90        4.80        1.35
                                                                             ------      ------      ------      ------      ------
    Total distributions                                                        4.91        3.92        4.90        4.95        1.47
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $47.91      $42.85      $41.22      $46.76      $41.60
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                               25.81%      14.30%      (1.60%)     26.47%      21.48%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $  523      $  577      $  728      $  839      $  768
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                       1.35%       1.30%       1.27%       1.31%       1.37%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         (0.32%)     (0.48%)     (0.24%)     (0.05%)      0.39%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                    1.35%       1.30%       1.27%       1.31%       1.37%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                      (0.32%)     (0.48%)     (0.24%)     (0.05%)      0.39%
------------------------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Capital Growth Fund.


(1) Total return figures do not include the effect of any front-end or deferred sales load.

  @   Calculated based upon average shares outstanding.

J.P. Morgan Capital Growth Fund (continued)*

                                                                                        CLASS B
                                                          -----------------------------------------------------------------
                                                              Year          Year          Year          Year         Year
                                                             ended         ended         ended         ended        ended
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98      10/31/97     10/31/96
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 41.67       $ 40.38       $ 46.11       $ 41.21      $ 35.39
---------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.35)        (0.40)@       (0.29)        (0.23)@      (0.08)
    Net gains or losses in securities
    (both realized and unrealized)                            9.79          5.61         (0.54)        10.01         7.25
                                                           -------       -------       -------       -------      -------
    Total from investment operations                          9.44          5.21         (0.83)         9.78         7.17
                                                           -------       -------       -------       -------      -------

  Less distributions:
    Dividends from net investment income                        --            --            --          0.08           --
    Distributions from capital gains                          4.91          3.92          4.90          4.80         1.35
                                                           -------       -------       -------       -------      -------
    Total distributions                                       4.91          3.92          4.90          4.88         1.35
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 46.20       $ 41.67       $ 40.38       $ 46.11      $ 41.21
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                              25.21%        13.71%        (2.08%)       25.85%       20.88%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $   318       $   338       $   405       $   422      $   334
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                      1.85%         1.80%         1.77%         1.81%        1.87%
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                        (0.82%)       (0.98%)       (0.74%)       (0.56%)      (0.21%)
---------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.85%         1.80%         1.77%         1.81%        1.87%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.82%)       (0.98%)       (0.74%)       (0.56%)      (0.21%)
---------------------------------------------------------------------------------------------------------------------------
                                                                         CLASS C
                                                          -------------------------------------
                                                              Year          Year    01/02/98**
                                                             ended         ended       through
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 41.31       $ 40.03       $ 42.81
-----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.35)@       (0.39)@       (0.09)
    Net gains or losses in securities
    (both realized and unrealized)                            9.71          5.59         (2.69)
                                                           -------       -------       -------
    Total from investment operations                          9.36          5.20         (2.78)
                                                           -------       -------       -------

  Less distributions:
    Dividends from net investment income                        --            --            --
    Distributions from capital gains                          4.91          3.92            --
                                                           -------       -------       -------
    Total distributions                                       4.91          3.92            --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 45.76       $ 41.31       $ 40.03
-----------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                              25.25%        13.81%        (6.49%)
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $     5       $     6       $     4
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------
Expenses                                                      1.85%         1.80%         1.73%
-----------------------------------------------------------------------------------------------
Net investment income                                        (0.82%)       (0.97%)       (0.59%)
-----------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.85%         1.80%         1.73%
-----------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.82%)       (0.97%)       (0.59%)
-----------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Capital Growth Fund.

 **   Commencement of offering of class of shares.


  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Small Cap Equity Fund*

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                                Year          Year         Year           Year          Year
                                               ended         ended        ended          ended         ended
PER SHARE OPERATING PERFORMANCE             10/31/00      10/31/99     10/31/98       10/31/97      10/31/96
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 22.77       $ 20.40       $ 23.57       $ 19.19       $ 15.07
-------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.20)@       (0.13)@       (0.11)        (0.05)         0.01
    Net gain or losses in securities
    (both realized and unrealized)              7.97          2.67         (2.42)         4.72          4.32
                                             -------       -------       -------       -------       -------
    Total from investment operations            7.77          2.54         (2.53)         4.67          4.33
  Less distributions:
    Dividends from net investment income          --            --            --            --          0.03
    Distributions from capital gains            2.65          0.17          0.64          0.29          0.18
                                             -------       -------       -------       -------       -------
    Total distributions                         2.65          0.17          0.64          0.29          0.21
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 27.89       $ 22.77       $ 20.40       $ 23.57       $ 19.19
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                37.10%        12.49%       (10.93%)       24.61%        29.06%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $    93       $    98       $   133       $   174       $   145
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-------------------------------------------------------------------------------------------------------------
Expenses                                        1.44%         1.40%         1.38%         1.45%         1.50%
-------------------------------------------------------------------------------------------------------------
Net investment income                          (0.77%)       (0.59%)       (0.43%)       (0.23%)        0.03%
-------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
 and earnings credits                           1.44%         1.40%         1.38%         1.45%         1.52%
-------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            (0.77%)       (0.59%)       (0.43%)       (0.23%)        0.01%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           75%           92%           74%           55%           78%
-------------------------------------------------------------------------------------------------------------
                                                                         CLASS B
                                            -----------------------------------------------------------------
                                                Year          Year          Year          Year          Year
                                               ended         ended         ended         ended         ended
PER SHARE OPERATING PERFORMANCE             10/31/00      10/31/99      10/31/98      10/31/97      10/31/96
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 22.06       $ 19.91       $ 23.19       $ 19.00       $ 15.01
-------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.37)@       (0.28)@       (0.31)        (0.27)        (0.08)
    Net gain or losses in securities
    (both realized and unrealized)              7.69          2.60         (2.33)         4.75          4.25
                                             -------       -------       -------       -------       -------
    Total from investment operations            7.32          2.32         (2.64)         4.48          4.17
  Less distributions:
    Dividends from net investment income          --            --            --            --            --
    Distributions from capital gains            2.65          0.17          0.64          0.29          0.18
                                             -------       -------       -------       -------       -------
    Total distributions                         2.65          0.17          0.64          0.29          0.18
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 26.73       $ 22.06       $ 19.91       $ 23.19       $ 19.00
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                36.17%        11.69%       (11.60%)       23.84%        28.04%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $    57       $    57       $    80       $   100       $    73
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
Expenses                                        2.17%         2.12%         2.10%         2.16%         2.22%
-------------------------------------------------------------------------------------------------------------
Net investment income                          (1.50%)       (1.31%)       (1.15%)       (0.94%)       (0.68%)
-------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
 and earnings credits                           2.17%         2.12%         2.10%         2.16%         2.25%
-------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            (1.50%)       (1.31%)       (1.15%)       (0.94%)       (0.71%)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           75%           92%           74%           55%           78%
-------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Small Cap Equity Fund.


  @   Calculated based upon average shares outstanding.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Dynamic Small Cap Fund*

                                                                                    CLASS A
                                                              ----------------------------------------------------
                                                                  Year          Year          Year     5/19/97**
                                                                 ended         ended         ended       through
PER SHARE OPERATING PERFORMANCE:                              10/31/00      10/31/99      10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 15.98       $ 12.79       $ 13.85       $ 10.00
------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        (0.22)@       (0.15)        (0.09)        (0.04)
    Net gains or losses in securities
    (both realized and unrealized)                                8.78          3.34         (0.97)         3.89
                                                               -------       -------       -------       -------
    Total from investment operations                              8.56          3.19         (1.06)         3.85

  Less distributions:
    Dividends from net investment income                            --            --            --            --
    Distributions from capital gains                                --            --            --            --
                                                               -------       -------       -------       -------
    Total distributions                                             --            --            --            --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 24.54       $ 15.98       $ 12.79       $ 13.85
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  53.57%        24.94%        (7.65%)       38.50%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $   154       $    78       $    62       $    43
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                          1.50%         1.49%         1.50%         1.49%
------------------------------------------------------------------------------------------------------------------
Net investment income                                            (0.99%)       (0.95%)       (0.91%)       (1.16%)
------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits     1.76%         1.89%         1.83%         2.38%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                             (1.25%)       (1.35%)       (1.24%)       (2.05%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             87%           92%           68%            7%
------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                                              --------------------------------------------------
                                                                  Year        Year          Year      5/19/97**
                                                                 ended       ended         ended        through
PER SHARE OPERATING PERFORMANCE:                              10/31/00     10/31/99      10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 15.71      $ 12.67       $ 13.81       $ 10.00
----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        (0.40)@      (0.27)        (0.17)        (0.06)
    Net gains or losses in securities
    (both realized and unrealized)                                8.65         3.31         (0.97)         3.87
                                                               -------      -------       -------       -------
    Total from investment operations                              8.25         3.04         (1.14)         3.81

  Less distributions:
    Dividends from net investment income                            --           --            --            --
    Distributions from capital gains                                --           --            --            --
                                                               -------      -------       -------       -------
    Total distributions                                             --           --            --            --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 23.96      $ 15.71       $ 12.67       $ 13.81
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  52.51%       23.99%        (8.25%)       38.10%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $   110      $    66       $    57       $    38
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                          2.20%        2.23%         2.24%         2.24%
----------------------------------------------------------------------------------------------------------------
Net investment income                                            (1.69%)      (1.69%)       (1.65%)       (1.93%)
----------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits     2.26%        2.39%         2.33%         2.88%
----------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                             (1.75%)      (1.85%)       (1.74%)       (2.57%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             87%          92%           68%            7%
----------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Small Cap Opportunities Fund.

 **  Commencement of operations.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Dynamic Small Cap Fund (continued)*

                                                                                           CLASS C
                                                                             -----------------------------------
                                                                                 Year        Year    1/07/98***
                                                                                ended       ended       Through
PER SHARE OPERATING PERFORMANCE:                                             10/31/00     10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $15.69       $12.66       $13.17
----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       (0.35)@      (0.26)       (0.08)
    Net gains or losses in securities
    (both realized and unrealized)                                               8.59         3.29        (0.43)
                                                                               ------       ------       ------
    Total from investment operations                                             8.24         3.03        (0.51)

  Less distributions:
    Dividends from net investment income                                           --           --           --
    Distributions from capital gains                                               --           --           --
                                                                               ------       ------       ------
  Total distributions                                                              --           --           --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $23.93       $15.69       $12.66
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                 52.52%       23.93%       (3.87%)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $   14       $    6       $    5
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                                         2.20%        2.23%        2.24%
----------------------------------------------------------------------------------------------------------------
Net investment income                                                           (1.69%)      (1.69%)      (1.55%)
----------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                    2.26%        2.39%        2.29%
----------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      (1.75%)      (1.85%)      (1.60%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            87%          92%          68%
----------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Small Cap Opportunities Fund.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

--------------------------------------------------------------------------------
J.P. Morgan        HOW TO REACH US
--------------------------------------------------------------------------------



More Information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

J.P. Morgan Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC Washington, DC 20549-0102. 1-202-942-8090 E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151

J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(C)2000 The Chase Manhattan Corporation. All Rights Reserved.      February 2001

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------

                                          J.P. Morgan
                                          Funds

                                          INSTITUTIONAL CLASS SHARES

EQUITY GROWTH FUND

CORE EQUITY FUND

BALANCED FUND

EQUITY INCOME FUND


LARGE CAP EQUITY
FUND

GROWTH AND INCOME
FUND

FOCUS FUND

CAPITAL GROWTH FUND

SMALL CAP EQUITY
FUND


DYNAMIC SMALL
CAP FUND

SHORT-TERM BOND
FUND II

U.S. TREASURY INCOME
FUND

BOND FUND II

STRATEGIC INCOME
FUND

INTERMEDIATE BOND
FUND


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                         -----------------------
                                                         [LOGO] JPMorgan Fleming

                                                                Asset Management
                                                         -----------------------

                                                                    PSEQI-1-201X

EQUITY GROWTH FUND                                                             1

CORE EQUITY FUND                                                               7

BALANCED FUND                                                                 13

EQUITY INCOME FUND                                                            21

LARGE CAP EQUITY FUND                                                         27

GROWTH AND INCOME FUND                                                        33

FOCUS FUND                                                                    39

CAPITAL GROWTH FUND                                                           45

SMALL CAP EQUITY FUND                                                         51

DYNAMIC SMALL CAP FUND                                                        57

SHORT-TERM BOND FUND II                                                       63

U.S. TREASURY INCOME FUND                                                     70

BOND FUND II                                                                  77

STRATEGIC INCOME FUND                                                         84

INTERMEDIATE BOND FUND                                                        94

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER                                                101
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                       105
--------------------------------------------------------------------------------

BUYING FUND SHARES                                                           105


SELLING FUND SHARES                                                          106

EXCHANGING FUND SHARES                                                       106

OTHER INFORMATION CONCERNING THE FUNDS                                       107

DISTRIBUTIONS AND TAXES                                                      108

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                          109
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS OF THE FUNDS                                            111
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN EQUITY GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.


The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its assets in Equity Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Equity Growth Portfolio as well as the Fund.


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:


o projected earnings growth rate that's greater than or equal to the equity markets in general

o return on assets and return on equity equal to or greater than the equity markets


o     above market average price-earnings ratios

o     below-average dividend yield

o     above-average market volatility


o     market capitalization of more than $500 million.

J.P. MORGAN EQUITY GROWTH FUND


The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.


The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Growth Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro,"

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN EQUITY GROWTH FUND

which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares (formerly Premier Class shares) has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991     31.69%
1992      6.43%
1993      2.48%
1994     -0.90%
1995     25.78%
1996     20.52%
1997     37.20%
1998     41.38%
1999     31.85%
2000    -23.65%

--------------------------------------------------------------------------------
BEST QUARTER                                                              27.40%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -17.83%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000


                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES            -23.65%       18.67%         15.47%
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX            -22.08%       19.16%         17.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH
FUNDS INDEX                           -19.68%       17.85%         17.32%
--------------------------------------------------------------------------------

J.P. MORGAN EQUITY GROWTH FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                          MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES           FEE          (12b-1) FEES   EXPENSES   EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS       0.50%#       NONE           0.50%#     1.00%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $102        $318         $552         $1,225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN CORE EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

The Fund's main investment strategy


The Fund seeks to achieve its objective by investing all of its assets in Core Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Core Equity Portfolio as well as the Fund.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

J.P. MORGAN CORE EQUITY FUND

The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Core Equity Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN CORE EQUITY FUND


dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares (formerly Premier Class shares) has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1994    -4.03%
1995    25.53%
1996    22.54%
1997    33.33%
1998    30.95%
1999    23.89%
2000   -11.99%




--------------------------------------------------------------------------------
BEST QUARTER                                                              22.97%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -11.00%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000


                                                              SINCE
                                 PAST 1 YEAR   PAST 5 YEARS   INCEPTION (4/1/93)
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES       -11.99%       18.46%         15.39%
--------------------------------------------------------------------------------
S&P 500 INDEX                     -9.10%       18.33%         17.11%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE
FUNDS INDEX                       -7.37%       16.79%         15.34%
--------------------------------------------------------------------------------

J.P. MORGAN CORE EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS     0.50%#        NONE            0.54%#      1.04%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.50% and Total Annual Fund Operating Expenses are not expected to exceed 1.00%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $106        $311         $574         $1,271
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN BALANCED FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to provide a balance of current income and growth of capital.

The Fund's main investment strategy

The Fund seeks a balance of current income and growth by using the following strategies:

o an active equity management style that focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, and


o an active fixed-income management style that focuses primarily on domestic fixed-income securities.

The Fund's advisers may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.



The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:



o projected rate of earnings growth that's equal to or greater than the equity markets

o return on assets and equity that's equal to or greater than the equity markets


o     above-average price/earnings ratios

o     below-average dividend yield

o     above-average market volatility

J.P. MORGAN BALANCED FUND

o market capitalization equal to those within the universe of S&P 500 Index stocks at the time of our purchase.


Market capitalization is the total market value of a company's shares. Equity securities include common stocks and preferred stocks and securities that are convertible into common stocks.

The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.


The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the advisers consider them to be comparable to investment grade.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's advisers will adjust the maturity based on their outlook for the economy.

The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, (and lower performance), and increase your taxable dividends.

private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.


The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN BALANCED FUND

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Balanced Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.


The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.


The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB

J.P. MORGAN BALANCED FUND

by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares (formerly Premier Class shares) has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991     24.16%
1992      5.32%
1993      6.01%
1994     -2.27%
1995     23.83%
1996     11.31%
1997     23.67%
1998     25.15%
1999     14.23%
2000     -2.55%

--------------------------------------------------------------------------------
BEST QUARTER                                                              13.34%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -4.84%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000

J.P. MORGAN BALANCED FUND


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            -2.55%        13.91%         12.40%
--------------------------------------------------------------------------------
S&P 500 INDEX                         -9.10%        18.33%         17.44%
--------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX             11.85%         6.24%          8.00%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX           11.63%         6.46%          7.96%
--------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX            2.39%        11.80%         12.45%
--------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.50%#        NONE            0.50%#      1.00%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $102        $318         $552         $1,225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN EQUITY INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to invest in securities that provide both capital appreciation and current income.

The Fund's main investment strategy


The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.


The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.


The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

J.P. MORGAN EQUITY INCOME FUND


The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income producing real estate or loans related to real estate.


The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Income Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN EQUITY INCOME FUND

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares (formerly Premier Class shares) has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991     22.10%
1992      5.61%
1993     12.34%
1994     -3.37%
1995     33.72%
1996     17.87%
1997     31.05%
1998     26.20%
1999     13.06%
2000     -3.85%

--------------------------------------------------------------------------------
BEST QUARTER                                                              18.89%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                             -8.07%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            -3.85%        16.21%         14.77%
--------------------------------------------------------------------------------
S&P 500 INDEX                         -9.10%        18.33%         17.44%
--------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX       7.46%        13.42%         14.45%
--------------------------------------------------------------------------------

J.P. MORGAN EQUITY INCOME FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.40%#        NONE            0.51%#      0.91%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.50% and Total Annual Fund Operating Expenses are not expected to exceed 0.90%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $93         $290         $504         $1,120
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization over $2 billion at the time of purchase (large-cap companies). Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund uses an active equity management style focused on earnings momentum and profitability within the universe of S&P 500 Index stocks. The Fund seeks capital appreciation by targeting companies with strong revenue gains and attractive earnings momentum and seeks value by emphasizing companies with relatively low price-to-book ratios, low price-to-cash flows ratios versus return on capital and above average dividend yield.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

J.P. MORGAN LARGE CAP EQUITY FUND

The Fund's equity holdings may also include real estate investment trust (REIT's), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Large Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN LARGE CAP EQUITY FUND

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991     31.24%
1992      5.20%
1993      8.63%
1994      0.22%
1995     31.03%
1996     23.25%
1997     33.56%
1998     22.18%
1999     10.86%
2000     -4.24%

--------------------------------------------------------------------------------
BEST QUARTER                                                              19.08%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                             -9.74%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            -4.24%        16.38%         15.45%
--------------------------------------------------------------------------------
S&P 500 INDEX                         -9.10%        18.33%         17.44%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP FUNDS INDEX           1.95%        15.74%         16.12%
--------------------------------------------------------------------------------

J.P. MORGAN LARGE CAP EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.40%         NONE            0.49%       0.89%
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $91         $284         $493         $1,096
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide capital growth over the long term and earn income from dividends.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The Fund's advisers apply an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The advisers will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies displaying level or rising dividends.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

J.P. MORGAN GROWTH AND INCOME FUND


The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments as well as in U.S. government debt securities and investment-grade debt securities. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in Growth and Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN GROWTH AND INCOME FUND

currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, which contains large companies with low price-to-book ratios relative to the S&P 500 Index, and the Lipper Large-Cap Value Funds Index.


The performance for the period before Institutional Class shares were launched in January 1996 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1991-1995 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991     59.13%
1992     15.06%
1993     12.99%
1994     -3.41%
1995     27.55%
1996     19.86%
1997     30.07%
1998     14.50%
1999      8.52%
2000     0.86%

--------------------------------------------------------------------------------
BEST QUARTER                                                              33.98%
--------------------------------------------------------------------------------
                                                               1st quarter, 1991


--------------------------------------------------------------------------------
WORST QUARTER                                                            -12.11%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998

J.P. MORGAN GROWTH AND INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            0.86%         14.33%         17.41%
--------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX             6.08%         16.81%         16.88%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX    1.95%         15.74%         16.12%
--------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.40%         NONE            0.50%#      0.90%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $92         $287         $498         $1,108
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN FOCUS FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth.

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

The Fund's advisers use an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the advisers as having the most favorable characteristics through a disciplined investment approach which relies on research-intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management, and interviews with industry analysts. In doing their analysis, the advisers will meet industry concentration

J.P. MORGAN FOCUS FUND


limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.

The advisers go through this process at least monthly to identify what they believe are the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The advisers also use the process to frequently monitor the Fund's investments.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. Here are some of the specific risks of investing in Focus Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN FOCUS FUND

financial markets, which could have a negative effect on the value of shares of the Fund.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1999       14.07%
2000      -25.46%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.57%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                            -22.77%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                                                       SINCE
                                                                       INCEPTION
                                                        PAST 1 YEAR    (6/30/98)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                              -25.46%        -5.88%
--------------------------------------------------------------------------------
S&P 500 INDEX                                            -9.10%         7.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX                        -7.37%         7.14%
--------------------------------------------------------------------------------

J.P. MORGAN FOCUS FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.40%         NONE            2.12%#      2.52%#

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.13%, actual Other Expenses are expected to be 0.87% and Total Annual Fund Operating Expenses are not expected to exceed 1.00%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                            $255        $785         $1,340       $2,856
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Capital Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Capital Growth Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on investing in mid-sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or service and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.


The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities,

J.P. MORGAN CAPITAL GROWTH FUND


which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase-agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Capital Growth Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may not achieve its objective if securities do not as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN CAPITAL GROWTH FUND

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.


The performance for the period before Institutional Class shares were launched in January 1996 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1991-1995 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991     70.74%
1992     12.95%
1993     20.17%
1994     -1.31%
1995     22.24%
1996     24.64%
1997     23.88%
1998      5.93%
1999     13.23%
2000     14.60%

--------------------------------------------------------------------------------
BEST QUARTER                                                              26.78%
--------------------------------------------------------------------------------
                                                               1st quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                            -19.49%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            14.60%        16.23%         19.49%
--------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX                  17.50%        20.41%         19.86%
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX        6.26%        16.17%         17.94%
--------------------------------------------------------------------------------

J.P. MORGAN CAPITAL GROWTH FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS     0.40%         NONE            0.53%#      0.93%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $95         $296         $515         $1,143
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.


The Fund's advisers use an active equity management style focused on companies with above market average price-earnings ratios and price-book ratios, below-average dividend yield and above-average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The advisers use a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value styles of investing.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

J.P. MORGAN SMALL CAP EQUITY FUND


The Fund is currently closed to new investors. You may only buy shares in this Fund through an account established before November 30, 1998. The Fund may modify or eliminate this policy at any time.


The Fund may invest up to 20% of it total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN SMALL CAP EQUITY FUND


nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.


The performance for the period before Institutional Class shares were launched in May 1996 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1995-1996 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1995     54.04%
1996     29.18%
1997     18.15%
1998      3.71%
1999     14.37%
2000     14.80%

--------------------------------------------------------------------------------
BEST QUARTER                                                              19.51%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                            -21.04%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                                                      SINCE
                                                                      INCEPTION
                                         PAST 1 YEAR   PAST 5 YEARS   (12/20/94)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES               14.80%        15.76%         22.04%
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX                   11.80%        13.57%         16.15%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX         6.93%        12.44%         15.28%
--------------------------------------------------------------------------------

J.P. MORGAN SMALL CAP EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS     0.65%         NONE            0.47%#      1.12%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.23% and Total Annual Fund Operating Expenses are not expected to exceed 0.88%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, you cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $114        $356         $617         $1,363
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN DYNAMIC SMALL CAP FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.


The Fund's advisers apply an active equity management style focused on investing in small sized growth companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.

To maintain investment flexibility, the Fund may stop accepting new investors once the Fund's net assets reach approximately $1 billion. If that happens, existing shareholders would still be able to buy additional Fund shares.

J.P. MORGAN DYNAMIC SMALL CAP FUND

The Fund may invest up to 20% of its total assets in foreign securities. The investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Dynamic Small Cap Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN DYNAMIC SMALL CAP FUND


expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.


The performance for the period before Institutional Class shares were launched in April 1999 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1998-1999 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1998    13.46%
1999    30.19%
2000    11.91%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.06%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                            -18.98%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                                                       SINCE
                                                                       INCEPTION
                                                        PAST 1 YEAR    (5/19/97)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                              11.91%          24.50%
--------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX                      0.57%          11.87%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX                     -8.25%          15.85%
--------------------------------------------------------------------------------

J.P. MORGAN DYNAMIC SMALL CAP FUND


Fees and expenses

This table describes the fees and expenses that ou may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.65%         NONE            1.70%#      2.35%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.45% and Total Annual Fund Operating Expenses are not expected to exceed 1.10%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $238        $733         $1,255       $2,686
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN SHORT-TERM BOND FUND II
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks a high level of income consistent with preservation of capital.

The Fund's main investment strategy

The Fund normally invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds which have an average maturity of three years or less and the dollar-weighted average maturity of the Fund's portfolio will not exceed three years.


Substantially all of the Fund's investments will be investment grade, which means a rating of Baa3 or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also

J.P. MORGAN SHORT-TERM BOND FUND II


actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs, (and lower performance), and increase your taxable dividends.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Short-Term Bond Fund II.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's Investor Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index, a widely recognized market benchmark, and the Lipper Short-Term Investment Grade Debt Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991      9.13%
1992      5.04%
1993      4.54%
1994      2.38%
1995      8.22%
1996      5.62%
1997      6.13%
1998      5.59%
1999      3.11%
2000      7.52%

--------------------------------------------------------------------------------
BEST QUARTER                                                               2.76%
--------------------------------------------------------------------------------
                                                               4th quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                              0.09%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                   PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES         7.52%          5.59%            5.70%
--------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T
BOND INDEX                         8.17%          5.95%            6.40%
--------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT
GRADE DEBT FUNDS INDEX             7.39%          5.52%            6.34%
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                      MANAGEMENT    DISTRIBUTION    OTHER        FUND OPERATING
CLASS OF SHARES       FEE           (12B-1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                 0.25%         NONE            0.62%        0.87%#
--------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.18%, Other Expenses are expected to be 0.32% and Total Annual Fund Operating Expenses are not expected to exceed 0.50%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect changes or credits you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                             1 YEAR       3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                       $89          $278         $482          $1,073
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN U.S. TREASURY INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

The Fund's main investment strategy

Under normal circumstances, the Fund will invest at least 65% of its total assets in:

o     debt securities issued by the U.S. Treasury, and

o repurchase agreements in which the Fund receives these securities as collateral.

The Fund may also invest in debt securities issued or guaranteed by U.S. government agencies or authorities. These securities may include investments in collateralized mortgage obligations and other mortgage-related securities.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.


The Fund develops an appropriate portfolio strategy based on a forecast for the level and direction of interest rates. When making this forecast, the advisers also determine an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.


In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still under-valued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN U.S. TREASURY INCOME FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, derivatives could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN U.S. TREASURY INCOME FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Because Institutional Class shares were not launched until February 16, 2001, the performance shown is based on performance for Class A shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1991-2000 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991      14.79%
1992       5.87%
1993      10.32%
1994      -4.46%
1995      17.53%
1996       1.26%
1997       8.34%
1998       8.78%
1999      -2.96%
2000      12.61%

--------------------------------------------------------------------------------
BEST QUARTER                                                               5.87%
--------------------------------------------------------------------------------
                                                               2nd quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.98%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000


                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES          12.61%         5.46%           6.98%
--------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX        13.24%         6.49%           7.92%
--------------------------------------------------------------------------------
LEHMAN U.S. TREASURY BOND INDEX     13.52%         6.49%           7.92%
--------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS
INDEX                               11.89%         5.54%           6.75%
--------------------------------------------------------------------------------

Because Institutional Class shares were not launched until February 16, 2001, the performance shown is based on performance for Class A shares of the Fund.


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                   MANAGEMENT      DISTRIBUTION      OTHER        FUND OPERATING
CLASS OF SHARES    FEES            (12B-1) FEES      EXPENSES     EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
SHARES             0.30%           NONE              0.59%        0.89%
--------------------------------------------------------------------------------

* The table is based on estimated expenses for the current fiscal year.

The actual Management Fee is currently expected to be 0.15%, actual Other Expenses are expected to be 0.40% and Total Annual Fund Operating Expenses are not expected to exceed 0.55%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

J.P. MORGAN U.S. TREASURY INCOME FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                1 YEAR        3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $91           $284         $493         $1,096
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN BOND FUND II
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

The Fund's main investment strategy


The Fund invests mainly in investment-grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investor's Service Inc. or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated Baa(3) or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversifi-

J.P. MORGAN U.S. TREASURY INCOME FUND


cation and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN U.S. TREASURY INCOME FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Bond Fund II.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.


If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment. If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

J.P. MORGAN U.S. TREASURY INCOME FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.

All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991      15.53%
1992       6.46%
1993      11.40%
1994      -3.83%
1995      18.51%
1996       3.20%
1997       8.81%
1998       7.94%
1999      -1.05%
2000      10.08%


--------------------------------------------------------------------------------
BEST QUARTER                                                               6.07%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1991


--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.76%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES         10.08%          5.71%           7.50%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX        11.63%          6.46%           7.96%
--------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX                        10.31%          5.49%           7.72%
--------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                   MANAGEMENT     DISTRIBUTION      OTHER        FUND OPERATING
CLASS OF SHARES    FEE            (12B-1) FEES      EXPENSES     EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS              0.30%          NONE              0.45%#       0.75%#
--------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.30% and Total Annual Fund Operating Expenses are not expected to exceed 0.60%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $77         $240        $417          $930
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks a high level of income.

The Fund's main investment strategy


The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

o Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.


o Debt securities of foreign issuers, including foreign governments and companies. The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

o Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.


Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

Investment grade securities are those rated Baa(3) or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent rating by another national rating organization. These include unrated securities of comparable quality. The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's advisers expect that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may purchase lower-rated high yield securities issued by U.S. companies as well as foreign companies and governments. Lower-rated securities are those which are rated Ba(3) or lower by Moody's, BB or lower by S&P or the equivalent by another national rating organization. They also include unrated securities which are found to be of comparable quality. High yield securities in the Fund's portfolio may be rated as low as C by Moody's, or D by S&P, or the equivalent.


The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs, (and lower performance) and increase your taxable dividends.

J.P. MORGAN STRATEGIC INCOME FUND


debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change. In deciding how to allocate the Fund's investments among various securities, industry sectors, countries or currencies, the advisers will consider fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rates. When selecting high yield securities, the advisers will look at the creditworthiness of the issuer, the rating and performance of the security, the security's collateral protection and the Fund's diversity.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the advisers believe that the returns available through leveraging will provide a potentially higher return.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage-obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rate are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality, U.S. dollar-denominated money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN STRATEGIC INCOME FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


High yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer. However, since ratings may not always change quickly and frequently enough to reflect these new developments, the advisers perform their own analysis of high yield issuers. Because of this, the Fund's performance may depend more on subjective credit analysis than other funds which invest in investment-grade securities.


Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.


Securities which are rated "C" or "D" may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.


The costs of investing in the high yield market are usually higher than investing in investment-grade securities. That's because the Fund has to spend more money for investment research and commissions.

Since the Fund invests a significant portion of its assets in securities issued outside the United States, it is riskier than a fund that invests only in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries. Brady Bonds do not have as long a payment history as other types of government debt securities. Because of that, they, and many emerging market debt instruments, may trade at a substantial discount which might lead to greater volatility.


Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled

J.P. MORGAN STRATEGIC INCOME FUND


and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. Because of that, these investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.


Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

J.P. MORGAN STRATEGIC INCOME FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Multi-Sector Income Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1999      6.43%
2000      1.40%

--------------------------------------------------------------------------------
BEST QUARTER                                                               2.90%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                             -0.57%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS


For the period ending December 31, 2000

                                                                      SINCE
                                                                      INCEPTION
                                                  PAST 1 YEAR         (11/30/98)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                         1.40%              3.32%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                       11.63%              5.14%
--------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS Index            -0.36%              0.22%
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                     MANAGEMENT    DISTRIBUTION      OTHER        FUND OPERATING
CLASS OF SHARES      FEE           (12B-1) FEES      EXPENSES     EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                0.50%         NONE              1.90%#       2.40%#
--------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.00%, Other Expenses are expected to be 1.00% and Total Annual Fund Operating Expenses are not expected to exceed 1.00%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year


o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                        1 YEAR         3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS SHARES            $243           $748             $1,280          $2,736
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks as high a high level of income as possible as is consistent with reasonable risk.

The Fund's main investment strategy


Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-grade debt securities. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed-income securities.

The Fund's dollar weighted average maturity is between three and ten years.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations

J.P. MORGAN INTERMEDIATE BOND FUND


and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Intermediate Bond Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN INTERMEDIATE BOND FUND


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.


The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index and Lehman Aggregate Bond Index, widely recognized market benchmarks, and the Lipper Intermediate Investment Grade Debt Funds Index. In the past, the Fund has compared its performance to the Lehman Intermediate Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991      16.06%
1992       6.38%
1993      10.41%
1994      -5.37%
1995      18.39%
1996       1.92%
1997       7.93%
1998       7.22%
1999      -0.32%
2000      10.22%


--------------------------------------------------------------------------------
BEST QUARTER                                                               6.32%
--------------------------------------------------------------------------------
                                                               2nd quarter, 1995


--------------------------------------------------------------------------------
WORST QUARTER                                                             -3.78%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

J.P. MORGAN INTERMEDIATE BOND FUND


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                       PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES             10.22%        5.32%         7.07%
--------------------------------------------------------------------------------
LEHMAN INTERMEDIATEGOV'T/CREDIT INDEX  10.12%        6.11%         7.36%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX            11.63%        6.46%         7.96%
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT
GRADE DEBT FUNDS INDEX                 10.58%        5.86%         7.52%
--------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                TOTAL ANNUAL
                   MANAGEMENT    DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES    FEE           (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS              0.30%         NONE             0.45%#        0.75%#
--------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                 1 YEAR      3 YEARS     5 YEARS        10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $77         $240        $417           $930
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Funds' investment adviser


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                                 Fiscal Year
Fund                                                Ended                   %
--------------------------------------------------------------------------------
Equity Growth Fund                             Dec. 31, 2000              0.73%
Core Equity Fund                               Dec. 31, 2000              0.70%
Balanced Fund                                  Dec. 31, 2000              0.69%
Equity Income Fund                             Dec. 31, 2000              0.72%
Large Cap Equity Fund                          Oct. 31, 2000              0.13%
Growth & Income Fund                           Oct. 31, 2000              0.40%
Focus Fund                                     Oct. 31, 2000              0.05%
Capital Growth Fund                            Oct. 31, 2000              0.40%
Small Cap Equity Fund                          Oct. 31, 2000              0.65%
Dynamic Small Cap Fund                         Oct. 31, 2000              0.58%
Short-Term Bond Fund II                        Oct. 31, 2000              0.00%
U.S. Treasury Fund                             Oct. 31, 2000              0.30%
Bond Fund II                                   Oct. 31, 2000              0.30%
Strategic Income Fund                          Oct. 31, 2000              0.00%
Intermediate Bond Fund                         Oct. 31, 2000              0.30%

FUNDS' INVESTMENT ADVISER

The Portfolio Managers


BALANCED FUND

Henry Lartigue, Executive Vice President and Chief Investment Officer at JPMFAM (USA), and Jeff Phelps, Portfolio Manager at JPMFAM (USA) are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President, and Portfolio Manager at JPMFAM (USA) is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since July of 1994. He began his career as a securities analyst at JPMFAM (USA) in 1984. Mr. Lartigue then worked as an Equity Fund Manager until 1992. From July 1992 to June 1994, he worked as an independent registered investment adviser. He returned to JPMFAM (USA) in 1994. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM
(USA), he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with JPMFAM (USA) since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

EQUITY INCOME FUND

The portfolio manager is Robert Heintz, a Senior Investment Officer at JPMFAM
(USA). He has managed the portfolio since its inception on March 29, 1988. Mr. Heintz has worked for Chase Texas since 1983.

CORE EQUITY FUND

Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the funds have been co-managed with Mr. Phelps.

EQUITY GROWTH FUND

Mr. Lartigue has managed the portfolio since July of 1994.


LARGE CAP EQUITY FUND

Robert Heintz, Director of Equity Management, Research and Trading at JPMFAM
(USA), is responsible for management of the Fund's portfolio. Mr. Heintz has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999.

GROWTH AND INCOME FUND

Mr. Heintz and Steve O'Keefe, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. O'Keefe joined JPMFAM
(USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999.

FOCUS FUND

Mr. Lartigue and Mr. Heintz are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.

CAPITAL GROWTH FUND

Mr. Heintz and Chris Matlock, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have been managing the Fund since August 1999.


SMALL CAP EQUITY FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA) she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999.



DYNAMIC SMALL CAP FUND

Ms. Ellis and Mr. Lartigue are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.

SHORT-TERM BOND FUND II

The portfolio managers are Tim Neumann, Head of Taxable Core Investment Group at JPMFAM (USA), and Lynn Chen. Mr. Neumann has been responsible for the Fund since February 2001. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining JPMFAM (USA) in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance. Ms. Chen, a Vice President at JPMFAM (USA), has been responsible for the management of the Fund since February 2001. Ms. Chen joined JPMFAM (USA) in 1997. Between 1990 and 1997, she was a portfolio manager at Nippon Life Insurance.

U.S. TREASURY INCOME FUND

A team of investment managers with JPMFAM (USA), led by Mr. Neumann, is responsible for the management of the Fund.

BOND FUND II

The portfolio manager is Mr. Neumann. Mr. Neumann has been responsible for the Fund since October of 1999.

STRATEGIC INCOME FUND

Craig Blessing, a Vice President and the Head of Emerging Market Fund Income Group at JPMFAM (USA), and Leonard Lovito, a Vice President and Senior Portfolio Manager at JPMFAM (USA), have been responsible for the management of the Fund since its inception. Mr. Blessing joined JPMFAM (USA) in 1996. Between 1992 and 1996, he was Direc-

FUNDS' INVESTMENT ADVISER

tor of the Fund Management Group and Portfolio Manager for emerging market funds at Serfin Securities, Inc. From 1985 to 1992, Mr. Blessing was a Vice President at Bank of America, where he was a founding member and co-head of the Emerging Market Debt Sales & Trading Group. Mr. Lovito joined Chase in 1998. Prior to joining JPMFAM (USA), from 1984 to 1998, Mr. Lovito was Vice President at J & W Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior Securities Administrator in the investment department of the Dime Savings Bank of New York.


Kim M. Peters, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since November 2000. Mr. Peters joined SSR in 1986 and manages other mutual fund and institutional accounts that invest in high yield and other securities.


INTERMEDIATE BOND FUND

The Portfolio Manager is Mr. Lovito. He has been responsible for the Fund since July 1998.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

Buying Fund shares

You don't pay any sales charge (sometimes called a load) when you buy Institutional shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable.


The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds are accepting purchase orders. You'll pay the next NAV calculated after the J.P. Morgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirement plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts.

You can buy shares only through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your

HOW YOUR ACCOUNT WORKS


order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the J.P. Morgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional shares must be paid for by federal funds wire. If the J.P. Morgan Funds Service Center does not receive federal funds by 4:00 p.m. Eastern time on the day of the order, the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the J.P. Morgan Funds Service Center at 1-800-622-4273.


MINIMUM INVESTMENTS


Investors must buy a minimum $1,000,000 worth of Institutional Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Shares of other J.P. Morgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.


Selling Fund shares


When you sell your shares you'll receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the J.P. Morgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

Selling shares

Through your financial service firms


Tell your firm which Funds you want to sell. They'll send all necessary documents to the J.P. Morgan Funds Service Center.

Through the J.P. Morgan Funds Service Center

Call 1-800-622-4273. We'll send the proceeds by wire only to the bank account on our records.


Exchanging shares


You can exchange your Institutional shares for shares in certain other J.P. Morgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-622-4273 for details.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE


You may also use our Telephone Exchange Privilege. You can get information by contacting the J.P. Morgan Funds Service Center or your investment representative.


Other information concerning the funds


We may close your account if the balance in all J.P. Morgan Funds (except money market funds) falls below $1,000,000. We'll give you 60 day's notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.



JPM Fund Distributors Inc. (JPM) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.


The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Institutional Shares of each Fund held by investors serviced by the shareholder servicing agent.


JPMFAM(USA) and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount

HOW YOUR ACCOUNT WORKS


may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The Bond Fund II and Intermediate Bond Fund declare dividends daily. The Strategic Income Fund, Short-Term Bond Fund II declare dividends monthly. The Balanced Fund, Core Equity Fund, Equity Growth Fund, Equity Income, Large Cap Equity Fund and Growth and Income Fund distribute any net investment income at least quarterly. The Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The Growth and Income Fund, Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund expect that their distributions will consist primarily of capital gains.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

What the terms mean

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by

HOW YOUR ACCOUNT WORKS

and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Institutional Class share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 2000 for the Large Cap Equity, Growth and Income, Focus, Capital Growth, Small Cap Equity, Dynamic Small Cap Fund, Short-Term Bond,
Bond, Strategic Income and Intermediate Bond Funds and December 31, 2000 for the Equity Growth, Core Equity, Balanced, and Equity Income Funds, which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.


The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

J.P. Morgan Equity Growth Fund*

                                                                          Year        Year       Year         Year      Year
                                                                         ended       ended      ended        ended     ended
PER SHARE OPERATING PERFORMANCE:                                      12/31/00    12/31/99   12/31/98     12/31/97  12/31/96
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 68.09     $ 52.36     $ 38.36     $ 27.95   $ 23.20
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                (0.26)@     (0.14)@      0.03        0.07      0.10
    Net gains or losses in securities (both realized and unrealized)    (16.22)      16.78       15.78       10.34      4.65
                                                                       -------     -------     -------     -------   -------
    Total from investment operations                                    (16.48)      16.64       15.81       10.41      4.75

  Less distributions:
    Dividends from net investment income                                    --          --        0.03          --        --
    Distributions from capital gains                                      8.17        0.91        1.78          --        --
                                                                       -------     -------     -------     -------   -------
    Total distributions                                                   8.17        0.91        1.81          --        --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 43.44     $ 68.09     $ 52.36     $ 38.36   $ 27.95
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                            (23.65%)     31.85%      41.38%      37.20%    20.52%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $   179     $   320     $   179     $    74   $    57
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  1.00%       1.00%       1.00%       1.00%     1.00%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    (0.40%)     (0.24%)      0.05%       0.20%     0.41%
----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               1.02%       1.03%       1.09%       1.11%     1.08%
----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                 (0.42%)     (0.27%)     (0.04%)      0.09%     0.33%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 15%~        35%         35%       62%
----------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Equity Growth Fund; Institutional Class shares were formerly Premier Class shares.


~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Equity Growth Portfolio.

@     Calculated based upon average shares outstanding.

J.P. Morgan Core Equity Fund*

                                                                          Year        Year       Year      Year      Year
                                                                         ended       ended      ended     ended     ended
PER SHARE OPERATING PERFORMANCE:                                      12/31/00    12/31/99   12/31/98  12/31/97  12/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 32.24     $ 26.52    $ 21.25   $ 15.94   $ 13.01
-------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                   --        0.04@      0.09      0.14      0.16
    Net gains or losses in securities (both realized and unrealized)     (3.95)       6.27       6.44      5.17      2.77
                                                                       -------     -------    -------   -------   -------
    Total from investment operations                                     (3.95)       6.31       6.53      5.31      2.93

  Less distributions:
    Dividends from net investment income                                    --        0.04       0.09        --        --
    Distributions from capital gains                                      1.88        0.55       0.17        --        --
                                                                       -------     -------    -------   -------   -------
    Total distributions                                                   1.88        0.59       1.26        --        --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 26.41     $ 32.24    $ 26.52   $ 21.25   $ 15.94
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                            (11.99%)     23.89%     30.95%    33.33%    22.54%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $   143     $   181    $    89   $    51   $    29
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  1.00%       1.00%      1.00%     1.00%     1.00%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    (0.01%)      0.13%      0.39%     0.74%     1.10%
-------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               1.05%       1.11%      1.18%     1.20%     1.14%
-------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                 (0.06%)      0.02%      0.21%     0.54%     0.96%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 11%~       32%       24%       29%
-------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Core Equity Fund; Institutional Class shares were formerly Premier Class shares.


~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Core Equity Portfolio.

@     Calculated based upon average shares outstanding.

J.P. Morgan Equity Income Fund*

                                                                          Year       Year       Year       Year      Year
                                                                         ended      ended      ended      ended     ended
PER SHARE OPERATING PERFORMANCE:                                      12/31/00   12/31/99   12/31/98   12/31/97  12/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 49.80    $ 46.14    $ 36.97    $ 28.21   $ 23.93
-------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                 0.29@      0.32@      0.33       0.40      0.43
    Net gains or losses in securities (both realized and unrealized)     (2.66)      5.65       9.32       8.36      3.85
                                                                       -------    -------    -------    -------   -------
    Total from investment operations                                     (2.37)      5.97       9.65       8.76      4.28

  Less distributions:
    Dividends from net investment income                                  0.29       0.31       0.34         --        --
    Distributions from capital gains                                     11.81       2.00       0.14         --        --
                                                                       -------    -------    -------    -------   -------
    Total distributions                                                  12.10       2.31       0.48         --        --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 35.33    $ 49.80    $ 46.14    $ 36.97   $ 28.21
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                             (3.85%)    13.06%     26.20%     31.05%    17.87%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $    97    $   170    $   128    $    75   $    63
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  1.00%      1.00%      1.00%      1.00%     1.00%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     0.59%      0.66%      0.82%      1.67%     1.67%
-------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               1.03%      1.09%      1.10%      1.11%     1.07%
-------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                  0.56%      0.57%      0.72%      1.56%     1.60%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     15%        16%         3%        14%       24%
-------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Equity Income Fund; Institutional Class shares were formerly Premier Class shares.

@     Calculated based upon average shares outstanding.

J.P. Morgan Balanced Fund*

                                                                          Year        Year       Year      Year      Year
                                                                         ended       ended      ended     ended     ended
PER SHARE OPERATING PERFORMANCE:                                      12/31/00    12/31/99   12/31/98  12/31/97  12/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 38.50     $ 34.54    $ 29.26   $ 23.66   $ 21.25
-------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                 0.86@       0.78@      0.73      0.74      0.63
    Net gains or losses in securities (both realized and unrealized)     (1.96)       4.07       6.53      4.86      1.78
                                                                       -------     -------    -------   -------   -------
    Total from investment operations                                     (1.10)       4.85       7.26      5.60      2.41

  Less distributions:
    Dividends from net investment income                                  1.38        0.70       0.73        --        --
    Distributions from capital gains                                      5.75        0.19       1.25        --        --
                                                                       -------     -------    -------   -------   -------
    Total distributions                                                   7.13        0.89       1.98        --        --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 30.27     $ 38.50    $ 34.54   $ 29.26   $ 23.66
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (2.55%)     14.23%     25.15%    23.67%    11.31%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $    61     $   103    $    59   $    36   $    23
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  1.00%       1.00%      1.00%     1.00%     1.00%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     2.23%       2.19%      2.32%     2.73%     2.82%
-------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               1.06%       1.19%      1.28%     1.28%     1.17%
-------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                  2.17%       2.00%      2.04%     2.45%     2.65%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    134%         45%        58%       64%       70%
-------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Balanced Fund; Institutional Class shares were formerly Premier Class shares.

@     Calculated based upon average shares outstanding.

J.P. Morgan Large Cap Equity Fund*

                                                                                Year       Year       Year       Year       Year
                                                                               ended      ended      ended      ended      ended
PER SHARE OPERATING PERFORMANCE                                             10/31/00   10/31/99   10/31/98   10/31/97   10/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 16.27    $ 15.15    $ 14.85    $ 13.27    $ 12.24
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       0.14       0.19       0.18       0.18       0.23
    Net gains or losses in securities
    (both realized and unrealized)                                              1.09       2.07       1.95       3.47       2.59
                                                                             -------    -------    -------    -------    -------
    Total from investment operations                                            1.23       2.26       2.13       3.65       2.82

  Less distributions:
    Dividends from net investment income                                        0.14       0.19       0.17       0.18       0.22
    Distributions from capital gains                                            1.06       0.95       1.66       1.89       1.57
                                                                             -------    -------    -------    -------    -------
    Total distributions                                                         1.20       1.14       1.83       2.07       1.79
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 16.30    $ 16.27    $ 15.15    $ 14.85    $ 13.27
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    7.81%     15.37%     15.82%     31.50%     25.65%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   117    $   147    $   117    $   107    $    99
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.55%      0.42%      0.47%      0.50%      0.40%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           0.84%      1.18%      1.19%      1.32%      1.86%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   0.89%      0.92%      0.97%      1.00%      0.96%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      0.50%      0.68%      0.69%      0.82%      1.30%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           27%        70%        72%        72%        89%
--------------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Large Cap Equity Fund.

J.P. Morgan Growth and Income Fund*

                                                                 Year         Year         Year         Year     1/25/96**
                                                                ended        ended        ended        ended       through
PER SHARE OPERATING PERFORMANCE                              10/31/00     10/31/99     10/31/98     10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 43.89      $ 43.43      $ 46.35      $ 39.26       $ 34.80
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        0.26@        0.35@        0.43@        0.52@         0.47
    Net gains or losses in securities
    (both realized and unrealized)                               3.33         5.12         3.50        10.20          4.46
                                                              -------      -------      -------      -------       -------
    Total from investment operations                             3.59         5.47         3.93        10.72          4.93

  Less distributions:
    Dividends from net investment income                         0.18         0.34         0.29         0.48          0.47
    Distributions from capital gains                             6.31         4.67         6.56         3.15            --
                                                              -------      -------      -------      -------       -------
    Total distributions                                          6.49         5.01         6.85         3.63          0.47
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 40.99      $ 43.89      $ 43.43      $ 46.35       $ 39.26
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                     9.34%       13.30%        9.44%       29.37%        13.39%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                          $     5      $    15      $    24      $   522       $    28
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                                         0.89%        0.85%        0.85%        0.86%         1.24%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.64%        0.80%        0.95%        1.21%         1.73%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                      0.93%        0.85%        0.85%        0.86%         1.24%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements         0.60%        0.80%        0.95%        1.21%         1.73%
--------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Growth and Income Fund.

**    Commencement of offering of class of shares.


#     Short periods have been annualized.

@     Calculated based upon average shares outstanding.

J.P. Morgan Focus Fund*

                                                                                   Year         Year   6/30/98**
                                                                                  ended        ended     through
PER SHARE OPERATING PERFORMANCE                                                10/31/00     10/31/99    10/31/98
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $    9.86     $   9.40     $ 10.00
----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                         (0.03)        0.03@       0.02
    Net gains or losses in securities
    (both realized and unrealized)                                                 0.15         0.45       (0.62)
                                                                              ---------     --------      ------
    Total from investment operations                                               0.12         0.48       (0.60)

  Less distributions:
    Dividends from net investment income                                             --         0.02          --
    Distributions from capital gains                                                 --           --          --
                                                                              ---------     --------      ------
    Total distributions                                                              --         0.02          --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $    9.98     $   9.86     $  9.40
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                       1.22%        5.05%      (6.00%)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                          $      --+    $      1     $     1
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                                           1.00%        1.00%       1.00%
----------------------------------------------------------------------------------------------------------------
Net investment income                                                             (0.44%)       0.33%       0.78%
----------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                  1,500.37%^    1007.71%       1.80%
----------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits    (1,499.81%)^  (1006.38%)     (0.02%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             124%         173%         33%
----------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Focus Fund.

**    Commencement of operations.


@     Calculated based upon average shares outstanding.

#     Short periods have been annualized.


+     Amounts round to less than one million

^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

J.P. Morgan Capital Growth Fund*

                                                                Year          Year          Year          Year    1/25/96**
                                                               ended         ended         ended         ended      through
PER SHARE OPERATING PERFORMANCE                             10/31/00      10/31/99      10/31/98      10/31/97     10/31/96
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $43.36        $41.53        $46.90        $41.65       $35.26
---------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       0.04@        (0.05)@        0.07          0.13@        0.17
    Net gains or losses in securities
    (both realized and unrealized)                             10.27          5.80         (0.54)        10.17         6.34
                                                              ------        ------        ------        ------       ------
    Total from investment operations                           10.31          5.75         (0.47)        10.30         6.51

  Less distributions:
    Dividends from net investment income                          --            --            --          0.25         0.12
    Distributions from capital gains                            4.91          3.92          4.90          4.80           --
                                                              ------        ------        ------        ------       ------
    Total distributions                                         4.91          3.92          4.90          5.05         0.12
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $48.76        $43.36        $41.53        $46.90       $41.65
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                   26.34%        14.71%        (1.20%)       26.98%       18.13%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                          $   15        $   18        $   52        $   52       $   32
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                        0.94%         0.92%         0.91%         0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                           0.09%        (0.11%)        0.11%         0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                     1.06%         0.99%         0.91%         0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements       (0.03%)       (0.18%)        0.11%         0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Capital Growth Fund.

**    Commencement of offering of class of shares.


#     Short periods have been annualized.

@     Calculated based upon average shares outstanding.

J.P. Morgan Small Cap Equity Fund*

                                                                                Year        Year        Year        Year   5/7/96**
                                                                               ended       ended       ended       ended    through
PER SHARE OPERATING PERFORMANCE                                             10/31/00    10/31/99    10/31/98    10/31/97   10/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 23.10     $ 20.59     $ 23.71     $ 19.22    $ 18.44
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      (0.05)@     (0.02)@     (0.02)       0.03       0.02
    Net gain or losses in securities
    (both realized and unrealized)                                              8.12        2.70       (2.46)       4.75       0.76
                                                                             -------     -------     -------     -------    -------
    Total from investment operations                                            8.07        2.68       (2.48)       4.78       0.78

  Less distributions:
    Dividends from net investment income                                          --          --          --          --         --
    Distributions from capital gains                                            2.65        0.17        0.64        0.29         --
                                                                             -------     -------     -------     -------    -------
    Total distributions                                                         2.65        0.17        0.64        0.29         --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 28.52     $ 23.10     $ 20.59     $ 23.71    $ 19.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                   37.94%      13.06%     (10.64%)     25.15%      4.23%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   383     $   269     $   254     $   307    $    52
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.88%       0.88%       1.04%       1.10%      1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          (0.20%)     (0.07%)     (0.09%)      0.13%      0.27%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   1.13%       1.13%       1.13%       1.14%      1.27%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits     (0.45%)     (0.32%)     (0.18%)      0.09%      0.10%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           75%         92%         74%         55%        78%
-----------------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Small Cap Equity Fund.

**    Commencement of offering of class of shares.


@     Calculated based on average shares outstanding.

#     Short periods have been annualized.

J.P. Morgan Dynamic Small Cap Fund*

                                                                               Year   04/05/99**
                                                                              ended      Through
PER SHARE OPERATING PERFORMANCE                                            10/31/00     10/31/99
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $15.98       $14.11
------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                     (0.13)@      (0.05)
    Net gains or losses in securities
    (both realized and unrealized)                                             8.80         1.92
                                                                             ------       ------
    Total from investment operations                                           8.67         1.87

  Less distributions:
    Dividends from net investment income                                         --           --
    Distributions from capital gains                                             --           --
                                                                             ------       ------
    Total distributions                                                          --           --
------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $24.65       $15.98
------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  54.26%       13.25%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   --+      $   --+
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------
Expenses                                                                       1.10%        1.91%
------------------------------------------------------------------------------------------------
Net investment income                                                         (0.59%)      (0.96%)
------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 15.48%^      34.70%
------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits   (14.97%)^    (33.75%)
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          87%          92%
------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Small Cap Opportunities Fund.

**    Commencement of offering class of shares.


#     Short periods have been annualized.


+     Amounts round to less than one million.

^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

J.P. Morgan Short-Term Bond Fund II*

                                                                                Year        Year        Year       Year        Year
                                                                               ended       ended       ended      ended       ended
PER SHARE OPERATING PERFORMANCE                                             10/31/00    10/31/99    10/31/98   10/31/97    10/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $  9.95     $ 10.15     $ 10.11    $ 10.12     $ 10.08
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       0.59        0.49        0.57       0.62        0.56
    Net gains or losses in securities
    (both realized and unrealized)                                             (0.05)      (0.20)       0.02      (0.01)       0.04
                                                                             -------     -------     -------    -------     -------
    Total from investment operations                                            0.54        0.29        0.59       0.61        0.60

  Less distributions:
    Dividends from net investment income                                        0.59        0.49        0.55       0.62        0.56
    Distributions from capital gains                                              --          --          --         --          --
                                                                             -------     -------     -------    -------     -------
    Total distributions                                                         0.59        0.49        0.55       0.62        0.56
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  9.90     $  9.95     $ 10.15    $ 10.11     $ 10.12
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    5.56%       2.97%       6.03%      6.23%       6.10%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $    21     $    28     $    31    $    38     $    43
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.45%       0.42%       0.42%      0.42%       0.35%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           5.99%       4.89%       5.68%      6.08%       5.59%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   1.02%       1.02%       1.04%      0.93%       0.89%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      5.42%       4.29%       5.06%      5.57%       5.05%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          139%        302%        439%       471%        158%
-----------------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Vista Short-Term Bond Fund.

J.P. Morgan Bond Fund II*

                                                                                Year        Year        Year   1/1/97**
                                                                               ended       ended       ended    through
Per Share Operating Performance                                             10/31/00    10/31/99    10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 38.38     $ 41.29     $ 41.01    $ 40.34
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       2.38        2.36        2.56       2.31
    Net gains or losses on securities (both realized and unrealized)           (0.36)      (2.37)       0.76       0.67
                                                                             -------     -------     -------    -------
    Total from investment operations                                            2.02       (0.01)       3.32       2.98

  Less distributions:
    Dividends from net investment income                                        2.38        2.36        2.55       2.31
    Distributions from capital gains                                              --        0.54        0.49         --
                                                                             -------     -------     -------    -------
    Total distributions                                                         2.38        2.90        3.04       2.31
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 38.02     $ 38.38     $ 41.29    $ 41.01
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    5.50%      (0.01%)      8.44%      7.64%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   587     $   620     $   590    $   520
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.69%       0.03%       0.03%      0.02%
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                           6.30%       5.97%       6.27%      6.89%
-----------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   0.71%       0.49%       0.51%      0.49%
-----------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      6.28%       5.51%       5.79%      6.42%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          157%        300%        306%       261%
-----------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Bond Fund.

**    Commencement of operations.

#     Short periods have been annualized.

J.P. Morgan Strategic Income Fund*

                                                                             11/1/99   11/30/98**
                                                                             through      through
PER SHARE OPERATING PERFORMANCE                                             11/5/99~     10/31/99
Net asset value, beginning of period                                         $  9.59      $ 10.00
-------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       0.01         0.72
    Net gains or losses in securities (both realized and unrealized)            0.04        (0.41)
                                                                             -------      -------
    Total from investment operations                                            0.05         0.31
  Distributions to shareholders from:
    Dividends from net investment income                                          --         0.72
    Distributions from capital gains                                              --           --
                                                                             -------      -------
    Total dividends and distributions                                             --         0.72
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  9.64      $  9.59
-------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    0.52%        3.29%
=================================================================================================
RATIO/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $    --      $     1
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-------------------------------------------------------------------------------------------------
Expenses                                                                        0.40%        0.24%
-------------------------------------------------------------------------------------------------
Net investment income                                                           4.77%        8.07%
-------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   1.54%        3.87%
-------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      3.63%        4.44%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          113%         136%
-------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Strategic Income Fund.

**    Commencement of operations.

#     Short periods have been annualized.

~     All outstanding shares were redeemed effective November 5, 1999.

      The Fund continues to offer Class I shares for sale.

J.P. Morgan Intermediate Bond Fund*

                                                                                Year        Year        Year   1/1/97**
                                                                               ended       ended       ended    through
PER SHARE OPERATING PERFORMANCE                                             10/31/00    10/31/99    10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $  9.69     $ 10.36     $ 10.19    $ 10.09
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       0.55        0.55        0.62       0.55
    Net gains or losses in securities (both realized and unrealized)           (0.03)      (0.52)       0.17       0.10
                                                                             -------     -------     -------    -------
    Total from investment operations                                            0.52        0.03        0.79       0.65

  Less distributions:
    Dividends from net investment income                                        0.55        0.55        0.62       0.55
    Distributions from capital gains                                              --        0.15          --         --
                                                                             -------     -------     -------    -------
    Total distributions                                                         0.55        0.70        0.62       0.55
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  9.66     $  9.69     $ 10.36    $ 10.19
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    5.61%       0.33%       7.98%      6.71%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   387     $   376     $   353    $   319
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.70%       0.04%       0.04%      0.06%
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                           5.78%       5.55%       6.16%      6.67%
-----------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   0.72%       0.50%       0.52%      0.54%
-----------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      5.76%       5.09%       5.68%      6.19%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          110%        123%        168%       193%
-----------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Intermediate Bond Fund.

**    Commencement of operations.

#     Short periods have been annualized.

J.P. Morgan         HOW TO REACH US
--------------------------------------------------------------------------------

More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-62-CHASE or writing to:


J.P. Morgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(C) 2000 The Chase Manhattan Corporation. All Rights Reserved      February 2001

PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------

J.P. Morgan
Funds


THIS PROSPECTUS OFFERS:


EQUITY GROWTH FUND II


                               The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


[LOGO] JPMorgan Fleming Asset Management

                                                                    PSSEG-1-201X

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE AND MAIN INVESTMENT
STRATEGY                                                                       1


FUND MANAGEMENT                                                                8


--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                         8
--------------------------------------------------------------------------------

BUYING FUND SHARES                                                             9

SELLING FUND SHARES                                                            9

OTHER INFORMATION CONCERNING THE FUND                                         10

--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES                                                       10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY GROWTH FUND II
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:


o projected earnings growth rate that's greater than or equal to the equity markets in general;

o return on assets and return on equity equal to or greater than the equity markets;

o     above market average price-earnings ratios;

o     below-average dividend yield;

o     above-average market volatility; or

o     market capitalization of more than $500 million.


The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.


The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts. It may also invest in convertible securities, which generally

J.P. MORGAN EQUITY GROWTH FUND II


pay interest or dividends and which can be converted into common or preferred stock.


The Fund may also invest in investment-grade debt securities. When the adviser wishes to limit the Fund's equity investments because of market conditions, the Fund may invest any amount in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and thus lower performance) and increase taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Equity Growth Fund II.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and aren't insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

J.P. MORGAN EQUITY GROWTH FUND II


the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more riskier other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the Fund performed in 2000. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

2000  -23.43%

--------------------------------------------------------------------------------
 BEST QUARTER                                                             22.22%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
 WORST QUARTER                                                           -17.84%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000


                                                                       SINCE
                                                                       INCEPTION
                                                         PAST 1 YEAR   (7/1/99)
--------------------------------------------------------------------------------
Equity Growth Fund II                                    -23.43%       -8.25%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth Index                               -22.08%       -6.69%
--------------------------------------------------------------------------------
LIPPER Large-Cap Growth Funds Index                      -19.68%       -2.40%
--------------------------------------------------------------------------------

J.P. MORGAN EQUITY GROWTH FUND II


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):


--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                   MANAGEMENT      DISTRIBUTION   OTHER           FUND OPERATING
                   FEE             (12B-1) FEES   EXPENSES        EXPENSES
--------------------------------------------------------------------------------
                   0.40%           NONE           0.30%#          0.70%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.


# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.30% and Total Annual Fund Operating Expenses are not expected to exceed 0.60%. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year


o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                   1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                                   $72         $224        $390         $871
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

The Investment Adviser


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, December 31, 2000, Chase was paid management fees (net of waivers) of 0.21% as a percentage of average daily net assets of the Fund.


The Portfolio Manager



The portfolio manager is Henry Lartigue, an Executive Vice President and the Chief Investment Officer at JPMFAM (USA). Mr. Lartigue has managed the portfolio since its inception. Mr. Lartigue began his career as a securities analyst at JPMFAM (USA) in 1984. Mr. Lartigue then worked as an Equity Fund Manager until 1992. From July 1992 to June 1994, he worked as an independent registered investment adviser. He returned to JPMFAM (USA) in 1994.

Who May Buy These Shares

You may only buy these shares through participating employee benefit plans with over $1 billion in assets (Plans).

Each Plan will have different procedures and rules regarding the purchase and sale of shares. Most Plans require you to contact a designated agent of the Plan to implement a purchase or sale. You must follow the procedures and rules that apply to your Plan.

Buying Fund Shares

Tell the designated agent that you wish to use all or part of your interest ("account") in the Plan to buy shares. In some Plans, you may have specific shares designated as part of your account. However, in most Plans, your account will show a dollar value in a trust fund that owns shares.

Your Plan will forward its purchase orders to the Fund in accordance with its procedures and rules. These procedures and rules may include minimum required investments and/or specific deadlines. The Plan will buy shares from the Fund at the net asset value per share (NAV).

NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. If your Plan receives an order in proper form before the New York Stock Exchange closes regular trading (or the Plan's earlier deadline, if any) and the order, along with payment in federal funds, is received by the Fund before it closes for business, the order will be confirmed at that day's net asset value. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable.

Your Plan can buy shares on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open.

Your Plan must provide a Taxpayer Identification Number when it opens an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

The Fund will not issue certificates for shares.

Selling Fund Shares

Tell the designated agent that you wish to sell, transfer or exchange all or part of your account in the Plan that represents an interest in Fund shares. The designated agent of the Plan will forward sale orders to the Fund in accordance with its procedures and rules.


Your Plan can sell some or all of its shares on any day the J.P. Morgan Funds Service Center is accepting purchase orders. Your Plan will receive the next NAV calculated after the Chase Funds Service Center receives the order in proper form. If the Fund receives the Plan's order

HOW YOUR ACCOUNT WORKS

before the New York Stock Exchange closes regular trading, the Plan will receive that day's net asset value.


The Fund generally sends proceeds of the sale in federal funds to your Plan on the business day after the Fund receives a sale request in proper form.

Under unusual circumstances, the Fund may stop accepting orders to sell shares or postpone payment for more than seven days, as federal securities laws permit.


Other information concerning the Fund

The Fund's distributor is CFD Fund Distributors, Inc., which we call CFD in this prospectus. CFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMFAM (USA).

JPMFAM (USA), the Fund and their respective affiliates, agents and sub-agents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.


Distributions and taxes

The Fund can earn income and it can realize capital gains. The Fund deducts any expenses and pays these earnings out to shareholders as distributions.

The Fund distributes any net investment income at least annually. Net capital gain is distributed at least annually.

Although the Fund offers the ability for shareholders to receive their distributions either in additional Fund shares or in cash, it is expected that the Plans will elect to receive all distributions in additional Fund shares.

Because of special tax rules applicable to retirement accounts, you will not be currently taxed on dividends paid by the Fund to your Plan. In general, you will be taxed only when you receive a distribution for your Plan. Substantial penalties and ordinary income tax (on the whole distribution) will be imposed if amounts are withdrawn from the Plan prior to age 59 1/2, unless certain exceptions apply. Provided the proceeds stay in your Plan, you will not be taxed on redemption or exchange of Fund shares. You should consult your tax advisor about the implications of investing in different types of retirement accounts and about the tax impact of making withdrawals from your Plan.

The Fund expects that its distributions will consist primarily of capital gains.

Different tax consequences apply for investments outside a retirement account or if your Plan becomes ineligible for the special tax treatment described above.

What the terms mean

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: miscellaneous items, including transfer agency, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the period since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for the Fund throughout the period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended December 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

J.P. Morgan Equity Growth Fund II*

                                                               Year   7/1/99**
                                                              ended    through
                                                           12/31/00   12/31/99
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value,
beginning of period                                          $11.47     $10.00
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                       0.01       0.01

   Net gains on investments
   (both realized and unrealized)                             (2.70)      1.47
                                                             ------     ------

   Total from investment operations                           (2.69)      1.48
                                                             ------     ------

  Less distributions:

   Dividends from net investment income                        0.01       0.01
--------------------------------------------------------------------------------
Net asset value, end of period                                $8.77     $11.47
--------------------------------------------------------------------------------

TOTAL RETURN                                                 (23.43%)    14.76%
================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (millions)                            $69        $41

Ratios to average net assets:#
  Expenses                                                     0.60%      0.59%
--------------------------------------------------------------------------------
  Net investment income                                        0.10%      0.33%
--------------------------------------------------------------------------------
  Expenses without waivers and reimbursements                  0.80%      1.42%
--------------------------------------------------------------------------------
  Net investment income without waivers and reimbursements    (0.10%)    (0.50%)
--------------------------------------------------------------------------------
Portfolio turnover rate                                          33%         5%
--------------------------------------------------------------------------------

*     Formerly Chase Equity Growth Fund II.
**    Commencement of operations.

#     Short periods have been annualized.

--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------

More information


You will find more information about the Fund in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. By law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-888-524-2730 or writing to:


J.P. Morgan Service Center
P.O. Box 219211
Kansas City, MO 64121-9210


If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasefunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5526


(C)2001 The Chase Manhattan Corporation. All Rights Reserved.      February 2001

J.P. Morgan Fulfillment Center

393 Manley Street
West Bridgewater, MA 02379-1039

                               J.P. MORGAN FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2001


                                 BALANCED FUND
                                CORE EQUITY FUND
                               EQUITY GROWTH FUND
                               EQUITY INCOME FUND
                             EQUITY GROWTH II FUND


          1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036


    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of Balanced Fund, Core Equity Fund, Equity Income Fund, Equity Growth Fund and Equity Growth II Fund (collectively the "Equity Funds"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting CFD Fund Distributors, Inc. ("CFD"), the Funds' distributor (the "Distributor"), at the above-listed address.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about your account, simply call or write the J.P. Morgan Funds Service Center at:



    1-800-348-4782
    J.P. Morgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121


                                                                    MFIT-SAI-200

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------

The Funds.................................................................    3
Investment Policies and Restrictions......................................    3
Performance Information...................................................   22
Determination of Net Asset Value..........................................   27
Purchases, Redemptions and Exchanges......................................   28
Tax Matters...............................................................   33
Management of the Trusts and the Funds and Portfolios.....................   37
Independent Accountants...................................................   47
Certain Regulatory Matters................................................   47
General Information.......................................................   48
Appendix A--Description of Certain Obligations Issued or Guaranteed by
  U.S. Government
  Agencies or Instrumentalities...........................................  A-1
Appendix B--Description of Ratings........................................  B-1

                                   THE FUNDS


    Mutual Fund Investment Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 23, 1997. The Trust presently consists of 7 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."



    Effective January 1, 1998, the Balanced, Equity Income, Core Equity and Equity Growth Funds of the AVESTA Trust, a collective investment trust, were converted and redomiciled into the corresponding portfolios of the Trust (the "Avesta Conversion").



    The Equity Growth II Fund commenced operations on July 1, 1999. This Fund may be purchased only by participating employee benefit plans that meet the minimum investment requirements.



    The Core Equity Fund and Equity Growth Fund converted to a master/feeder fund structure on August 12, 1999. Under this structure, each of these Funds seeks to achieve its investment objective by investing all of its investable assets in an open-end management investment company which has the same investment objective as that Fund. Core Equity Fund and Equity Growth Fund invest in Core Equity Portfolio and Equity Growth Portfolio, respectively. Core Equity Portfolio and Equity Growth Portfolio are hereafter collectively referred to as the "Portfolios". Core Equity Portfolio and Equity Growth Portfolio are separate series of Mutual Fund Master Investment Trust (the "Master Trust", and with the Trust, the "Trusts"), an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts. Certain qualified investors, in addition to a Fund, may invest in a Portfolio. For purposes of this Statement of Additional Information, any information or references to the Portfolios refer to the operations and activities after implementation of the master fund/ feeder fund structure.



    Effective after the close of business on February 16, 2001, Investor Class and Premier Class shares of Balanced Fund, Core Equity Fund, Equity Growth Fund and Equity Income Fund were renamed Class A and Institutional Class shares, respectively.



    Effective February   , 2001, the following Funds were renamed with the
approval of the Board of Trustees of the Trust:



NEW NAME                                                      FORMER NAME
--------                                                      -----------
J.P. Morgan Balanced Fund (Balanced Fund)                     Chase Balanced Fund
J.P. Morgan Core Equity Fund (Core Equity Fund)               Chase Core Equity Fund
J.P. Morgan Equity Growth Fund (Equity Growth Fund)           Chase Equity Growth Fund
J.P. Morgan Equity Income Fund (Equity Income Fund)           Chase Equity Income Fund
J.P. Morgan Equity Growth II Fund (Equity Growth II Fund)     Chase Equity Growth II Fund



    The Boards of Trustees of the Trusts provide broad supervision over the affairs of the Trusts including the Funds or the Portfolios, as the case may be. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the Trusts' administrator (the "Administrator") and supervises the overall administration of the Trusts, including the Funds and Portfolios. A majority of the Trustees of the Trusts are not affiliated with the investment adviser or sub-advisers.


                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES


    The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectuses. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B. Unless otherwise indicated, a reference to a "Fund" or an "Equity Fund" (or their plurals) in this Statement of Additional Information shall also apply to the Portfolios.



    U.S. GOVERNMENT SECURITIES. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and
(2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury,
(c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.



    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.


    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

    DEPOSITARY RECEIPTS. A Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    ECU OBLIGATIONS. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.


    SUPRANATIONAL OBLIGATIONS. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.


    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


    REPURCHASE AGREEMENTS. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.


    FORWARD COMMITMENTS. All the Funds and Portfolios may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's or Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund or Portfolio consisting of cash or liquid securities equal to the amount of such Fund's or Portfolio's commitments securities will be established at such Fund's or Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund or Portfolio.



    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's or Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund or Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's or Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund or Portfolio from recovering the collateral or completing the transaction.



    To the extent a Fund or Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.



    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.


    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.


    The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.


    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.



    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.



    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.



    The Balanced Fund may invest in zero coupon obligations issued by governmental and private issuers. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended (the "Code"), investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.


    The Balanced Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and Section 4(2) paper.


    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.



    Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.



    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.


    REAL ESTATE INVESTMENT TRUSTS. Certain Funds may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS


    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.


    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.


    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts may expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.


    Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.


    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may purchase, sell or exercise call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Balanced Fund may (i) employ interest rate contracts and (ii) purchase and sell mortgage-backed and asset-backed securities.


    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.


    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.


    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.


    MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.


    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security.


    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.


    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.


    The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered senior securities. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables-SM-" or "CARS-SM-" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which an Income Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

    In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            MASTER-FEEDER STRUCTURE

    Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Master Portfolio"). The Core Equity Fund and Equity Growth Fund utilize this structure. In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Master Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Master Portfolio on the same terms and conditions and would pay a proportionate share of such Master Portfolio's expenses. However, other investors in a Master Portfolio would not be required to sell their shares at the same public offering price as a Fund, and might bear different levels of ongoing expenses than a Fund. Shareholders of the Funds should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Master Portfolio. Such differences in return are also present in other mutual fund structures.

    Smaller funds investing in a Master Portfolio could be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund were to withdraw from a Master Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Master Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Master Portfolio could have effective voting control of such Master Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Master Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did such Fund's shareholders. Shares of a Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Master Portfolio's objective, policies or restrictions might require the Trust to withdraw the relevant Fund's interest in such Master Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Portfolio). A Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the relevant Fund.

    A Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Master Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.


    If a Fund invests all of its investable assets in a Master Portfolio, investors in the Fund will be able to obtain information about whether investment in the Master Portfolio might be available through other funds by contacting the J.P. Morgan Funds Service Center. In the event a Fund adopts a master/feeder structure and invests all of its investable assets in a Master Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund or Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund or total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund or total beneficial interests of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund or total beneficial interests of a Portfolio.

    Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of shareholders of the Fund that invests in such Portfolio and will cast its votes as instructed by the shareholders of such Fund.

    With respect to the Core Equity Fund and the Equity Growth Fund, it is a fundamental policy of each Fund that when the Fund holds no portfolio securities except interests in the Portfolio in which it invests, the Fund's investment objective and policies shall be identical to the Portfolio's investment objective and policies, except for the following: a Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company,
(2) may hold more than 10% of the voting securities of a registered investment company, and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of each such Fund that when the Fund holds only portfolio securities other than interests in the Portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the Portfolio at the time the assets of the Fund were withdrawn from the Portfolio.

    Each Fund may not:

        (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;


        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction.


        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;


        (6) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or


        (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction
(5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above. For purposes of investment restriction (3) above, the Money Market Funds may invest more than 25% of their respective total assets in obligations issued by banks, including foreign branches of U.S. banks where the investment risk of investing in the foreign branch is the same as that of investing in the U.S. parent, in that the U.S. parent would be unconditionally liable in the event the foreign branch failed to pay on its instruments for any reason.

    In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:


        (1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).


        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.


        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.


        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Except as specified above, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

        For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


        In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust or Master Trust, as the case may be. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.


    The Funds' and Portfolios' portfolio turnover rates for the three most recent fiscal years were as follows:



                                               YEAR ENDED          YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 1998   DECEMBER 31, 1999   DECEMBER 31, 2000
                                           ------------------  ------------------  ------------------
Balanced Fund                                      58%                 45%                134%
Core Equity Fund                                   32%                 11%*               N/A
Equity Growth Fund                                 35%                 15%*               N/A
Equity Income Fund                                  3%                 16%                 15%
Equity Growth II Fund                             N/A                   5%**               33%
Core Equity Portfolio                             N/A                   6%***              37%
Equity Growth Portfolio                           N/A                   1%***              58%



  * The portfolio turnover for fiscal year 1999 was calculated from January 1, 1999 to August 11, 1999. After August 11, 1999, Core Equity Fund and Equity Growth Fund invest all of their investable assets in Core Equity Portfolio and Equity Growth Portfolio, respectively.
 ** The portfolio turnover for fiscal year 1999 was calculated from July 1, 1999 (commencement of operations) to December 31, 1999.
*** The portfolio turnover for fiscal year 1999 was calculated from August 12, 1999 (commencement of operations) to December 31, 1999. Core Equity Portfolio and Equity Growth Portfolio are series of Mutual Fund Master Investment Trust.




    Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser and sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.


    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser and sub-adviser. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser or sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.


    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    The Funds and Portfolios paid brokerage commissions for the three most recent fiscal years as follows:



                                        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                     DECEMBER 31, 1998  DECEMBER 31, 1999  DECEMBER 31, 2000
                                     -----------------  -----------------  -----------------
Balanced Fund                            $ 28,076            $32,417           $ 88,364
Core Equity Fund                           73,487             81,691*               N/A
Equity Growth Fund                        155,024             83,170*               N/A
Equity Income Fund                         34,168             75,480            104,847
Equity Growth II Fund                         N/A             25,447**           61,948
Core Equity Portfolio                         N/A             47,626***         203,067
Equity Growth Portfolio                       N/A              2,409***         313,963



  * Represents brokerage commissions paid for the period January 1, 1999 through August 11, 1999. After August 11, 1999, Core Equity Fund and Equity Growth Fund invest all of their investable assets in Core Equity Portfolio and Equity Growth Portfolio, respectively.
 ** Represents brokerage commissions paid for the period July 1, 1999 (commencement of operations) through December 31, 1999.
*** Represents brokerage commissions paid for the period August 12, 1999 (commencement of operations) through December 31, 1999.




    No portfolio transactions are executed with the advisers or with any affiliate of the advisers, acting either as principal or as broker.


                            PERFORMANCE INFORMATION


    The discussion in this "Performance Information" section shall not apply to the Portfolios. From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the S&P 400 Mid Cap Index, the S&P 600 Small Cap Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.


    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.


    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares).



    Each Fund presents performance information for each class since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class. Historical expenses reflected in performance information are based upon the distribution and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.



    In connection with the Avesta Conversion, each of the Balanced, Core Equity, Equity Growth and Equity Income Funds of the Trust was established to receive the assets of the corresponding investment portfolio of the AVESTA Trust, a collective investment trust organized under Texas law. Performance results presented for each class of the J.P. Morgan Funds include the performance of the corresponding investment portfolio of the AVESTA Trust for periods prior to the consummation of the Avesta Conversion. Accordingly, for periods prior to January 1, 1998, the performance results for each class of a Fund will be identical.


    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.


    Advertisements for the J.P. Morgan Funds may include references to the asset size of other financial products made available by Chase or its affiliates, such as the offshore assets of other funds.


                              TOTAL RATE OF RETURN


    A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                           (EXCLUDING SALES CHARGES)



    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending December 31, 2000, and in the case of the Core Equity Fund and Equity Growth II Fund for the period from commencement of business operations to December 31, 2000 were as follows:



                                                                              DATE OF     DATE OF
                                 ONE         FIVE    TEN         SINCE         FUND        CLASS
FUND                            YEAR        YEARS   YEARS      INCEPTION     INCEPTION  INTRODUCTION
----                       ---------------  ------  ------  ---------------  ---------  ------------
Balanced Fund                                                                 3/29/88
  A Shares(2)(3)                    -2.80%  13.78%  12.33%                                10/16/98
  B Shares(2)                       -2.80%  13.78%  12.33%                                 2/16/01
  C Shares(2)                       -2.80%  13.78%  12.33%                                 2/16/01
  Institutional
    Shares(2)(3)                    -2.55%  13.91%  12.40%                                 3/29/98
Core Equity Fund                                                               4/1/93
  A Shares(2)(3)                   -12.19%  18.32%    N/A            15.30%                9/10/98
  B Shares(2)                      -12.19%  18.32%    N/A            15.30%                2/16/01
  C Shares(2)                      -12.19%  18.32%    N/A            15.30%                2/16/01
  Institutional Shares(3)          -11.99%  18.46%    N/A            15.39%                 4/1/93
Equity Growth Fund                                                            3/29/88
  A Shares(2)(3)                   -23.85%  18.52%  15.39%                                 8/13/98
  B Shares(2)                      -23.85%  18.52%  15.39%                                 2/16/01
  C Shares(2)                      -23.85%  18.52%  15.39%                                 2/16/01
  Institutional Shares(3)          -23.65%  18.67%  15.47%                                 3/29/88
Equity Income Fund                                                            3/29/88
  A Shares(2)(3)                    -4.09%  16.06%  14.70%                                 8/24/98
  B Shares(2)                       -4.09%  16.06%  14.70%                                 2/16/01
  C Shares(2)                       -4.09%  16.06%  14.70%                                 2/16/01
  Institutional Shares(3)           -3.85%  16.21%  14.77%                                 3/29/88
Equity Growth II Fund              -23.43%    N/A     N/A            -8.25%    7/1/99



(1) The ongoing fees and expenses borne by Class B and C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A, B, and C Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

     Performance presented in the table above and in each table that follows for each class of these Funds includes the performance of their respective predecessor funds for periods prior to the consummation of the Avesta Conversion. Performance presented for each class of each of these Funds is based on the historical expenses and performance of a single class of shares of its predecessor fund and does not reflect the current distribution, service and/or other expenses that an investor would incur as a holder of such class of such Fund. Date of Fund inception shown for these Funds is the date of inception of their respective predecessor funds. These Funds commenced operations as part of the Trust on January 1, 1998. The predecessor funds (unlike the J.P. Morgan Funds and other investment companies) were not required to comply with the diversification, distribution and other requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Had the predecessor funds been subject to such requirements, their investment performance might have been adversely affected.
(2) Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
(3) Class A Shares and Institutional Class Shares were formerly known as Investor Class Shares and Premier Class Shares, respectively.




                        AVERAGE ANNUAL TOTAL RETURNS(*)
                           (INCLUDING SALES CHARGES)



    With the current maximum respective sales charges of 5.75% for A shares, and the current applicable CDSC for B and C Shares for each period length, reflected, the average annual total rate of return figures would be as follows:



                                      ONE         FIVE    TEN      SINCE
FUND                                 YEAR        YEARS   YEARS   INCEPTION
----                            ---------------  ------  ------  ---------
Balanced Fund
  A Shares                               -8.40%  12.43%  11.67%
  B Shares                               -6.73%  13.53%  12.33%
  C Shares                               -3.59%  13.78%  12.33%
Core Equity Fund
  A Shares                              -17.23%  16.93%    N/A    14.42%
  B Shares                              -16.28%  18.12%    N/A    15.30%
  C Shares                              -13.01%  18.32%    N/A    15.30%
Equity Growth Fund
  A Shares                              -28.23%  17.12%  14.71%
  B Shares                              -27.03%  18.31%  15.39%
  C Shares                              -24.49%  18.52%  15.39%
Equity Income Fund
  A Shares                               -9.60%  14.69%  14.02%
  B Shares                               -7.64%  15.84%  14.70%
  C Shares                               -4.80%  16.06%  14.70%



(*)  See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.


                                YIELD QUOTATIONS


    Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    The SEC yields of the Funds for the thirty day period ended December 31, 2000 were as follows:



                                          CLASS A  INSTITUTIONAL
                                          -------  -------------
Balanced Fund                              2.37%         2.66%
Core Equity Fund                           0.95%         1.22%
Equity Growth Fund                         0.00%         0.00%
Equity Income Fund                         0.75%         1.07%



    The 30-day SEC yield for Equity Growth II Fund as of December 31, 2000 was 0.24%.



    Class A Shares and Institutional Class Shares were formerly known as Investor Class Shares and Premier Class Shares, respectively. Yields are not presented for Class B and Class C Shares which were introduced on February 16, 2001.



                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)



    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) for the ten-year period ending December 31, 2000, or in the case of the Chase Core Equity Fund and Equity Growth II Fund for the period from commencement of business operations to December 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.



                                                    DATE OF
                                           TOTAL     FUND
                                           VALUE   INCEPTION
                                          -------  ---------
Balanced Fund                                       3/29/88
  A Shares                                $31,980
  B Shares                                 31,980
  C Shares                                 31,980
  Institutional Shares                     32,173
Core Equity Fund                                     4/1/93
  A Shares                                 30,165
  B Shares                                 30,165
  C Shares                                 30,165
  Institutional Shares                     30,342
Equity Growth Fund                                  3/29/88
  A Shares                                 41,860
  B Shares                                 41,860
  C Shares                                 41,860
  Institutional Shares                     42,128
Equity Income Fund                                  3/29/88
  A Shares                                 39,406
  B Shares                                 39,406
  C Shares                                 39,406
  Institutional Shares                     39,651
Equity Growth II Fund                       8,788    7/1/99



  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from December 31, 1990, or since the Fund's inception, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)



    With the current maximum respective sales charges of 5.75% for A shares, and the current applicable CDSC for B and C Shares, the total value for the same periods would be as follows:



                                                    DATE OF
                                           TOTAL     FUND
                                           VALUE   INCEPTION
                                          -------  ---------
Balanced Fund                                       3/29/88
  A Shares                                $30,145
  B Shares                                 31,980
  C Shares                                 31,980
Core Equity Fund                                     4/1/93
  A Shares                                 28,430
  B Shares                                 30,165
  C Shares                                 30,165
Equity Growth Fund                                  3/29/88
  A Shares                                 39,459
  B Shares                                 41,860
  C Shares                                 41,860
Equity Income Fund                                  3/29/88
  A Shares                                 37,146
  B Shares                                 39,406
  C Shares                                 39,406


  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from December 31, 1990, or since the Fund's inception, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                        DETERMINATION OF NET ASSET VALUE


    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



    Each Fund calculates its net asset value ("NAV") once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.


    Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


    Bonds and other fixed income securities, (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, compound rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


    Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.



    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.



    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).



    With respect to the Growth and Income Fund, Select Growth and Income Fund, Capital Growth Fund, Core Equity Fund and Equity Growth Fund, the Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of such Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the corresponding Fund is permitted to redeem in kind or unless requested by the corresponding Fund.

    Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally
4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate NAV of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of such time on the following day the New York Stock Exchange is open for trading.



    The public offering price of Class A and Class M shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.



    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:



                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75



    There is no initial sales charge on purchases of Class A shares of $1 million or more.



    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.



    The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:



                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           4.50       4.71           4.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75



    There is no initial sales charge on purchases of Class A shares of $1 million or more.



    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.



    The broker-dealer allocation for Class A shares of the Short-Term Bond Fund is set forth below:



                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           1.50       1.52           1.00
100,000 but under 250,000               1.00       1.00           0.50
250,000 but under 500,000               0.50       0.50           0.25
500,000 but under 1,000,000             0.25       0.25           0.25



    There is no initial sales charge on purchases of Class A shares of $1 million or more.



    The broker-dealer allocation is 1.25% for Class M shares of the Short-Term Bond and 2.75% for Class M shares of the Strategic Income Fund.



    Investors in Class A or Class M shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A or Class M shares in the Fund with purchases of Class A or Class M shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A or Class M shares during the 13-month period. All Class A or Class M or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.



    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.



    Class A or Class M shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.



    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A or Class M shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.



    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.



    Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any J.P. Morgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.



    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.



    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.



    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.



    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.



    Investors may be eligible to buy Class A or Class M shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about J.P. Morgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.



    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A or Class M shares for purposes of the discount privileges and programs described above.



    No initial sales charge will apply to the purchase of a Fund's Class A or Class M shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.



    Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.



    Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.



    Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.



    A Fund may sell Class A or Class M shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds.



    Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A or Class M shares of any J.P. Morgan Fund, provided there is no change in account registration.



    Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.



    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.



    Investors may incur a fee if they effect transactions through a broker or agent.


                                  TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund intends to qualify and elect to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Code. If a Fund qualifies as a RIC, such Fund will not be subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes (i) at least 90% of its net investment income for the taxable year, and (ii) in the case of each Tax Free Fund, at least 90% of its net tax-exempt interest income for the taxable year (the "Distribution Requirement").

    In addition to satisfying the Distribution Requirement for each taxable year, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the RIC's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.



    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


    If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax.

    If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS


    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.



    If a check representing a Fund distribution is not cashed within a specified period, the J.P. Morgan Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another J.P. Morgan Funds Fund. If the J.P. Morgan Funds Service Center does not receive his or her election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the J.P. Morgan Funds Service Center sends the investor correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.



    Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.



    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.



    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of the Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends-received deduction.



    For purposes of the Corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.



    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.



    Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.



    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.



    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.



    A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


                          SALE OR REDEMPTION OF SHARES


    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.


                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the International Equity Fund's election to treat any foreign taxes paid by it as paid by the shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

             MANAGEMENT OF THE TRUSTS AND THE FUNDS AND PORTFOLIOS

                             TRUSTEES AND OFFICERS

    The Trustees and officers of the Trusts and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.


    FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.



    *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.



    WILLIAM J. ARMSTRONG--Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.

    JOHN R.H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.



    STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.



    ROLAND R. EPPLEY, JR.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.



    JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.



    *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Manhattan Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 48.
Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405.



    GEORGE E. MCDAVID--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age: 70. Address: P.O. Box 2558, Houston, TX 77252.



    W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.



    *LEONARD M. SPALDING, JR.--Trustee. Retired; formerly Chief Executive Officer for Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65. Address: 2025 Lincoln Park Road, Springfield, KY 40069.



    RICHARD E. TEN HAKEN--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.



    IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.



    MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.



    LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age:
45. Address: 90 Park Avenue, New York, NY 10016.

    VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services, Inc.; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.



* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.



    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal period ended December 31, 2000.



    The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Trust, Mutual Fund Group, Mutual Fund Select Group, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "Vista Funds").


            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.


    Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 2000 for each Trustee of the Trusts:



                                      CORE    EQUITY   EQUITY    EQUITY
                           BALANCED  EQUITY   GROWTH   INCOME   GROWTH II
                           --------  -------  -------  -------  ---------
Fergus Reid, III, Trustee  $305.39   $277.28  $515.64  $469.25   $229.46
H. Richard Vartabedian,
  Trustee                   205.68    187.19   341.59   306.25    162.33
William J. Armstrong,
  Trustee                   139.75    126.77   234.06   207.48    111.59
John R.H. Blum, Trustee     148.76    134.78   248.40   220.64    118.65
Stuart W. Cragin, Jr.,
  Trustee                   137.72    124.82   230.58   204.51    109.93
Roland R. Eppley, Jr.,
  Trustee                   142.59    129.49   238.51   211.49    113.93
Joseph J. Harkins,
  Trustee                   137.72    124.82   230.58   204.51    109.93
Sara E. Jones, Trustee          --        --       --       --        --
W.D. MacCallan, Trustee     141.34    128.28   236.37   209.66    112.91
George E. McDavid,
  Trustee                   258.89    234.51   440.51   401.72    191.91
W. Perry Neff, Trustee      132.45    119.93   221.52   196.78    105.68
Leonard M. Spalding, Jr.,
  Trustee                   137.35    124.08   232.06   205.15    109.20
Richard E. Ten Haken,
  Trustee                   154.33    140.05   257.91   229.54    122.52
Irving L. Thode, Trustee    137.89    125.35   229.64   205.32    109.00

                                           PENSION OR RETIREMENT
                                          BENEFITS ACCRUED BY THE       TOTAL COMPENSATION
                                             FUND COMPLEX (1)        FROM "FUND COMPLEX" (2)
                                          -----------------------  ----------------------------
Fergus Reid, III, Trustee                        $110,091                    $202,750
H. Richard Vartabedian, Trustee                    86,791                     134,350
William J. Armstrong, Trustee                      41,781                      90,000
John R.H. Blum, Trustee                            79,307                      98,750
Stuart W. Cragin, Jr., Trustee                     55,742                      89,000
Roland R. Eppley, Jr., Trustee                     58,206                      91,000
Joseph J. Harkins, Trustee                         75,554                      90,500
Sarah E. Jones, Trustee                                --                          --
W.D. MacCallan, Trustee                            77,769                      88,500
George E. McDavid, Trustee                             --                      62,250
W. Perry Neff, Trustee                             74,269                      88,000
Leonard M. Spalding, Jr., Trustee                  35,335                      89,000
Richard E. Ten Haken, Trustee                      60,398                      99,500
Irving L. Thode, Trustee                           64,503                      90,000



(1) Data reflects total benefits accrued by Mutual Fund Group, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the year ended December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Group, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.




    As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. In addition to the amounts listed above, the Trusts paid $1,750 to each of Frank A. Liddell and H. Michael Tyson. Messrs. Liddell and Tyson resigned as Trustees in March 2000. For the fiscal year ended
December 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $31,000, which amount was then apportioned among the Funds comprising the Trust.



            J.P. MORGAN FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES


    The Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and
(ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


    Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin,

Eppley, Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 16, 8, 13, 16, 8, 12, 10, 11, 3, 16, 3, 16, 8 and 0, respectively.



                       HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS
                       ---------------------------------------------------
                       $80,000 $100,000 $120,000 $140,000 $160,000 $200,000



YEARS OF
SERVICE                     ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-------                ---------------------------------------------------
         16            $80,000 $100,000 $120,000 $140,000 $160,000 $200,000
         14            76,800   96,000  115,200  134,400  153,600  192,000
         12            70,400   88,000  105,600  123,200  140,800  176,000
         10            64,000   80,000   96,000  112,000  128,000  160,000
          8            51,200   64,000   76,800   89,600  102,400  128,000
          6            38,400   48,000   57,600   67,200   76,800   96,000
          4            25,600   32,000   38,400   44,800   51,200   64,000



    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of J.P. Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.



    Messrs. Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 2000 calendar year. Their total contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.


    The Declaration of Trust each of the Trust and the Master Trust provides that the Trust or Master Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or Master Trust, as the case may be, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust or Master Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            ADVISER AND SUB-ADVISER

    Chase acts as investment adviser to the Funds and Portfolios pursuant to separate Investment Advisory Agreements (collectively, the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers (including the sub-advisers) continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Fund furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the

Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers may utilize the specialized portfolio skills of all their various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the advisory agreements, the advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust or Master Trust, as the case may be, on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust or Master Trust, as the case may be, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase, as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.


    Chase, on behalf of the Balanced Fund, Equity Income Fund, Core Equity Portfolio and Equity Growth Portfolio and Equity Growth II has entered into several investment sub-advisory agreements with Chase Fleming Asset Management
(USA) Inc. With respect to the day-to-day management of the Funds, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchase and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and
(ii) such organized group of persons is managed at all times by authorized officers of the sub-adviser. This arrangement will not result in the payment of additional fees by the Funds.



    Chase, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.



    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from the appropriate Fund(s) an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, Chase

Fleming Asset Management (USA) Inc. will be entitled to receive, with respect to each such Fund, such compensation, payable by the adviser out of its advisory fee, as described in the Prospectuses.



    For the three most recent fiscal years, the Adviser earned advisory fees and voluntarily waived the amounts in parentheses as follows:



                               YEAR ENDED            YEAR ENDED             YEAR ENDED
                            DECEMBER 31, 1998     DECEMBER 31, 1999      DECEMBER 31, 2000
                           -------------------  ---------------------  ---------------------
                           PAYABLE    WAIVED     PAYABLE     WAIVED     PAYABLE     WAIVED
                           --------  ---------  ----------  ---------  ----------  ---------
Balanced Fund              $350,137  $(132,884) $  635,226  $(158,258) $  787,587  $ (64,457)
Core Equity Fund (a)        503,400   (124,638)    613,653    (95,747)        N/A        N/A
Equity Growth Fund (a)      912,673   (110,212)  1,000,139    (54,183)        N/A        N/A
Equity Income Fund          737,842   (102,058)  1,128,251   (131,830)  1,184,425    (46,906)
Equity Growth II
  Fund (b)                      N/A        N/A      35,396    (32,928)    320,664   (151,173)



(a) Advisor fees and waivers for 1999 are from the period January 1, 1999 through August 11, 1999. On August 12, 1999 Core Equity and Equity Growth Funds adopted the Master/Feeder Fund Structure and would not have an investment advisor because the Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of each respective Fund in each respective Portfolio. For the period from August 12, 1999 (commencement of operations) to December 31, 1999 and for the fiscal year ended December 31, 2000, Chase was paid or accrued the following investment advisor fees with respect to the following Portfolios, and voluntarily waived the amounts in parentheses following such fees with respect to each such period;

                               YEAR ENDED          YEAR ENDED            YEAR ENDED
                           DECEMBER 31, 1998    DECEMBER 31, 1999    DECEMBER 31, 2000
                           ------------------  -------------------  --------------------
                           PAYABLE    WAIVED    PAYABLE    WAIVED    PAYABLE     WAIVED
                           --------  --------  ---------  --------  ----------  --------
Core Equity Portfolio....    N/A       N/A     $524,385   $69,918   $1,845,490  $129,739
Equity Growth
  Portfolio..............    N/A       N/A      863,350    34,534    3,007,286    89,731


(b) Advisor fees and waivers for 1999 are from the period July 1, 1999 (commencement of operations) through December 31, 1999.

                                 ADMINISTRATOR


    Pursuant to separate Administration Agreements (collectively, the "Administration Agreement"), Chase is the administrator of the Funds and Portfolios. Chase provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust or Master Trust, as the case may be, of all documents required to be filed for compliance by the Trust or Master Trust, as the case may be, with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.


    Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Master Trust, as the case may be, or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust or Master Trust, as the case may be, on behalf of each Fund or Portfolio, as the case may be, on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the

Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Master Trust, as the case may be, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund (except Core Equity Fund and Equity Growth Fund) a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Effective August 12, 1999, Chase receives from Core Equity Fund and Equity Growth Fund a fee computed at an annual rate equal to 0.05% of average daily net assets. Prior to August 12, 1999, the fee was 0.10% of average daily net assets. Under a separate administration agreement, Chase receives from Core Equity Portfolio and Equity Growth Portfolio a fee computed at an annual rate equal to 0.05% of average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.


    For the three most recent fiscal years, the Administrator earned administrator fees and voluntarily waived the amounts in parentheses as follows:



                               YEAR ENDED          YEAR ENDED          YEAR ENDED
                           DECEMBER 31, 1998   DECEMBER 31, 1999   DECEMBER 31, 2000
                           ------------------  ------------------  ------------------
                            PAYABLE   WAIVED   PAYABLE    WAIVED   PAYABLE    WAIVED
                           ---------  -------  --------  --------  --------  --------
Balanced Fund............  $ 46,685       --   $ 84,697  $     --  $105,010  $     --
Core Equity Fund.........    67,120       --    114,476        --    95,259        --
Core Equity
  Portfolio (a)..........       N/A      N/A     34,960        --   123,033        --
Equity Growth Fund.......   121,688       --    187,150        --   173,408        --
Equity Growth
  Portfolio (a)..........       N/A      N/A     57,557        --   200,486        --
Equity Income Fund.......    98,379       --    150,434        --   157,922        --
Equity Growth II
  Fund (b)...............       N/A      N/A      8,849    (7,615)   80,166    (9,507)



(a) Administration fee and waivers for 1999 are from the period August 12, 1999 (commencement of operations) through December 31, 1999.
(b) Administration fee and waivers for 1999 are from the period July 1, 1999 (commencement of operations) through December 31, 1999.




           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN



    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.


                               DISTRIBUTION PLAN

    The discussion in this "Distribution Plan" sub-section shall not apply to the Portfolios.

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Investor Class shares of its Funds as described in the Prospectus, which provides such class of the Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus for Investor Class shares. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

    Investor Class shares pay a Distribution Fee of up to 0.25% of average daily net assets. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Investor Class shares maintained in a Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Investor Class shares, because of the 0.25% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Investor Class shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Investor Class shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Investor Class shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    The Investor Class shares are entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Investor Class shares of such Fund (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


    For the three most recent fiscal years, the Distributor earned distribution fees and voluntarily waived the amounts in parentheses as follows:



                                        YEAR ENDED                      YEAR ENDED                      YEAR ENDED
                                     DECEMBER 31, 1998              DECEMBER 31, 1999                DECEMBER 31, 2000
                                  -----------------------        ------------------------        -------------------------
                                  PAYABLE          WAIVED        PAYABLE          WAIVED         PAYABLE           WAIVED
                                  -------          ------        -------          -------        -------          --------
Balanced Fund --
  A Shares (formerly Investor
  Class)                           $  7            $  (7)        $2,933           $(2,933)       $ 4,783          $ (4,783)
Core Equity Fund --
  A Shares (formerly Investor
  Class)                              9               (9)         5,263            (5,263)        20,935           (20,935)
Equity Growth Fund --
  A Shares (formerly Investor
  Class)                            511             (511)        17,690           (17,690)        65,631           (65,631)
Equity Income Fund --
  A Shares (formerly Investor
  Class)                             49              (49)         3,706            (3,706)        13,289           (13,289)


                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The discussion in this "Distribution and Sub-Administration Agreement" sub-section shall not apply to the Portfolios.

    The Trust has entered into a Distribution and Sub-Administration Agreement dated January 1, 1998 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.


    For the three most recent fiscal years, the Distributor earned sub-administrator fees and voluntarily waived the amounts in parentheses as follows:



                                              YEAR ENDED                      YEAR ENDED                       YEAR ENDED
                                           DECEMBER 31, 1998               DECEMBER 31, 1999                DECEMBER 31, 2000
                                        -----------------------        -------------------------        -------------------------
                                        PAYABLE          WAIVED        PAYABLE           WAIVED         PAYABLE           WAIVED
                                        -------          ------        --------          -------        --------          -------
Balanced Fund                           $23,343           $--          $ 42,348          $    --        $ 52,505          $    --
Core Equity Fund                         33,560            --            73,566               --          95,259               --
Equity Growth Fund                       60,845            --           120,874               --         173,408               --
Equity Income Fund                       49,189            --            75,217               --          78,961               --
Equity Growth II Fund (a)                 N/A            N/A              4,424           (3,808)         40,083           (4,753)


(a) Sub-administration fees and waivers for 1999 are from the period July 1, 1999 (commencement of operations) through December 31, 1999.

                          TRANSFER AGENT AND CUSTODIAN

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund (except Core Equity Fund and Equity Growth Fund) and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. Investors Bank & Trust Company ("IBT") acts as the custodian of the assets of Core Equity Fund, Equity Growth Fund, Equity Growth II Fund and the Portfolios. IBT is located at 200 Clarendon Street, Boston, MA 02117.


                            INDEPENDENT ACCOUNTANTS


    The financial statements incorporated herein by reference from the Annual Report to Shareholders for the fiscal year ended December 31, 2000 and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the report of PricewaterhouseCoopers LLP, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                           CERTAIN REGULATORY MATTERS


    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S.

government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    Mutual Fund Investment Trust is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1997. The Trust currently consists of 7 series of shares of beneficial interest, par value $.001 per share. With respect to all of its Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.


    The classes of shares have several different attributes relating to expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Retail Class shares than on Premier class shares. The relative impact of ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS


    As of February 20, 2001, the following persons owned of record 5% or more of the outstanding shares of the following classes of the following Funds:



BALANCED FUND A SHARES



BCO POPULAR TTEE                                                          10.60%
FBO TEXACO PR INC PENSION PLAN
ATTN YANIRA NAZARIO
PO BOX 362708
SAN JUAN PR 00936-2708



HAMILL & CO                                                                9.41%
FBO BUCKNER FOUNDATION
MAIL STA 16-HCB-09 PO BOX 2558
HOUSTON TX 77252-2558



MLPF&S FOR THE SOLE BENEFIT OF  8.47%
ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
SEC# 97FB6
4800 DEER LAKE DRIVE EAST 2ND FLR
JACKSONVILLE, FL 32246-6484



FIDELITY INVESTMENTS INST OPS CO
INC AS AGT FOR MERCURY AIRCRAFT
INC 401K PSP AND TRUST 10352
ATTN DAVE STALEY
100 MAGELLAN WAY #KW1C
COVINGTON, KY 41015-1999



BALANCED FUND B SHARES



MLPF&S FOR THE SOLE BENEFIT OF  5.84%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC# 97FB7
4800 DEER LAKE DRIVE EAST 2ND FLR
JACKSONVILLE, FL 32246-6484



BALANCED FUND C SHARES



MLPF&S FOR THE SOLE BENEFIT OF 50.41%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC# 97TR4
4800 DEER LAKE DRIVE EAST 2ND FLR
JACKSONVILLE, FL 32246-6484



NFSC FEBO # C1B-405493                                                     9.57%
SACRED HEART CHURCH
149 S. PLAINFIELD AVE
S PLAINFIELD, NJ 07080-4000



NFSC FEBO # C1B-405485                                                     7.74%
HOLY REDEEMER CEMETARY SACRED
HEART
149 S. PLAINFIELD AVE
S PLAINFIELD, NJ 07080-4000



BALANCED FUND INSTITUTIONAL SHARES



HAMILL & CO FBO CHASE BANK                                                31.69%
OF TEXAS
NA ATTN MUTAL FUND UNIT 16HCB09
PO BOX 2558
HOUSTON, TX 77252-2558



TRULIN & CO                                                               14.54%
C/O CHASE MANHATTAN BANK
ATTN MICHELE BULLARD/MUTUAL FUNDS
PO BOX 31412
ROCHESTER, NY 14603-1412



FIDELITY INVESTMENTS INST OPS CO 8.60%
INC AS AGENT FOR EL PASO
ORTHOPEDIC SURGERY GR PA PSP10474
ATTN DAVE STALEY
100 MAGELLAN WAY #KW1C
COVINGTON, KY 41015-1999



FIDELITY INVESTMENTS                                                       6.38%
INSTITUTIONAL
OPS CO INC AS AGENT FOR CUMMING
SOUTHERN PLAINS INC 401K PSP 10270
ATTN IC FUNDS
100 MAGELLAN WAY #KW1C
COVINGTON, KY 41015-1999



CMB TTEE FOR PHILLIPS VAN HEUSEN 5.87%
PENN PLANTS EMPLOYEE RET TR
ATTN KURT SMAILUS
CHASE MANHATTAN BANK
4 NEW YORK PLZ FL 2
NEW YORK, NY 10004-2413



FIDELITY INVESTMENTS INST OPS CO 5.17%
INC AS AGENT FOR GENESEE GROUP INC
401K PROFIT SHARING PLAN-10486
ATTN DAVE STALEY
100 MAGELLAN WAY #KW1C
COVINGTON, KY 41015-1999



CORE EQUITY FUND A SHARES



MLPF&S FOR THE SOLE BENEFIT OF 19.22%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC# 97B00
4800 DEER LAKE DR E FL 3
JACKSONVILLE, FL 32246-6484



AMALGAMATED BANK OF NY CUST                                                6.51%
FBO TRANSPORT WORKERS UNION-NYC
PRIVATE BUS LINES PENSION FUND
11-15 UNION SQ
NEW YORK, NY 10003-3316

HAMILL & CO FBO CHASE BANK                                                 5.71%
OF TEXAS
NA ATTN MUTUAL FUND UNIT 16HCBO9
PO BOX 2558
HOUSTON TX 77252-2558



CORE EQUITY FUND B SHARES



MLPF&S FOR THE SOLE BENEFIT OF 28.72%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC# 97FB8
4800 DEER LAKE DRIVE EAST 2ND FLR
JACKSONVILLE FL 32246-6484



CORE EQUITY FUND C SHARES



MLPF&S FOR THE SOLE BENEFIT OF 57.08%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC# 97TR2
4800 DEER LAKE DR EAST 2ND FL
JACKSONVILLE FL 32246-6484



WINSTON MOSS                                                               6.59%
59 CHATEAU ROTHCHILD DR
KENNER LA 70065-1906



CORE EQUITY FUND INSTITUTIONAL SHARES



HAMILL & CO FBO CHASE BANK                                                57.13%
OF TEXAS
NA ATTN MUTUAL FUND UNIT 16HCBO9
PO BOX 2558
HOUSTON TX 77252-2558



FIDELITY INVESTMENTS                                                      22.83%
INSTITUTIONAL OPERATIONS CO, INC
(FIIOC) AS AGENT FOR CERTAIN
EMPLOYEE BENEFIT PLANS
100 MAGELLAN WAY STE KW1C
COVINGTON KY 41015-1999



HARLEY CO CASH ACCT                                                        5.73%
C/O HARLEYSVILLE NAT'L BANK & TRUST
ATTN GWEN HEMMIG
483 MAIN ST PO BOX 195
HARLEYSVILLE PA 19438-0195



EQUITY GROWTH FUND A SHARES



CHARLES SCHWAB & CO INC                                                   13.70%
REINVEST ACCOUNT
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122



HAMILL & CO FBO CHASE BANK                                                 5.70%
OF TEXAS
NA ATTN MUTUAL FUND UNIT 16HCBO9
PO BOX 2558
HOUSTON TX 77252-2558



EQUITY GROWTH FUND B SHARES



ITS CUSTOMERS                                                             11.59%
ATTN FUND ADMINISTRATION
SEC# 97FB8
4800 DEER LAKE DRIVE EAST 2ND FLR
JACKSONVILLE FL 32246-6484



EQUITY GROWTH FUND C SHARES



MLPF&S FOR THE SOLE BENEFIT OF 56.56%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC# 97TR2
4800 DEER LAKE DR EAST 2ND FL
JACKSONVILLE FL 32246-6484



EQUITY GROWTH FUND INSTITUTIONAL SHARES



HAMILL & CO FBO CHASE BANK                                                64.52%
OF TEXAS
NA ATTN MUTUAL FUND UNIT 16HCBO9
PO BOX 2558
HOUSTON TX 77252-2558



FIRST UNION NATIONAL BANK CUST 10.54%
FBO ROLLINS TRUCK LEASING CORP
PENSION PLAN # 1546002483
ATTN MUTUAL FUND DEPT
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28262-8522



EQUITY INCOME FUND C SHARES



MLPF&S FOR THE SOLE BENEFIT OF  7.51%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC# 97TR3
4800 DEER LAKE DR EAST 2ND FL
JACKSONVILLE FL 32246-6484



EQUITY INCOME FUND INSTITUTIONAL SHARES



HAMILL & CO FBO CHASE BANK                                                72.56%
OF TEXAS
NA ATTN MUTUAL FUND UNIT 16HCBO9
PO BOX 2558
HOUSTON TX 77252-2558



FIDELITY INVESTMENTS INST OPS CO 6.03%
INC AS AGT FOR ROLEX WATCH USA INC
PROFIT SHARING PLAN 10354
ATTN DAVE STALEY
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1999

                              FINANCIAL STATEMENTS


    The Annual Report to Shareholders for the fiscal year ended December 31, 2000 of each Fund, including the report of independent accounts, financial highlights and financial statements for the fiscal year ended December 31, 2000 contained therein, are incorporated herein by reference.



   SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE
          BALANCED FUND (SPECIMEN COMPUTATIONS)
INSTITUTIONAL SHARES (FORMERLY PREMIER SHARES):
Net Asset Value and Redemption Price per Share
  of Beneficial Interest at December 31, 2000       $30.27
CLASS A SHARES (FORMERLY INVESTOR SHARES):
Net Asset Value and Redemption Price per Share
  of Beneficial Interest at December 31, 2000       $30.23

        CORE EQUITY FUND (SPECIMEN COMPUTATIONS)
INSTITUTIONAL SHARES (FORMERLY PREMIER SHARES):
Net Asset Value and Redemption Price per Share
  of Beneficial Interest at December 31, 2000       $26.41
CLASS A SHARES (FORMERLY INVESTOR SHARES):
Net Asset Value and Redemption Price per Share
  of Beneficial Interest at December 31, 2000       $26.30

       EQUITY GROWTH FUND (SPECIMEN COMPUTATIONS)
INSTITUTIONAL SHARES (FORMERLY PREMIER SHARES):
Net Asset Value and Redemption Price per Share
  of Beneficial Interest at December 31, 2000       $43.44
CLASS A SHARES (FORMERLY INVESTOR SHARES):
Net Asset Value and Redemption Price per Share
  of Beneficial Interest at December 31, 2000       $43.12

    EQUITY INCOME FUND (SPECIMEN COMPUTATIONS)
INSTITUTIONAL SHARES (FORMERLY PREMIER SHARES):
Net Asset Value and Redemption Price per Share
  of Beneficial Interest at December 31, 2000       $35.33
CLASS A SHARES (FORMERLY INVESTOR SHARES):
Net Asset Value and Redemption Price per Share
  of Beneficial Interest at December 31, 2000       $35.35

     EQUITY GROWTH II (SPECIMEN COMPUTATION)
Net Asset Value and Redemption Price per Share
  of Beneficial Interest on December 31, 2000       $8.77

                      [This page intentionally left blank]

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
                              OR INSTRUMENTALITIES


    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.



    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.



    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.



    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.



    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.



    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.



    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.



    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.



    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title

VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.



    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.



    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.



    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.



    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.



    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.



    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.



    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.



    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.



    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.



    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.



    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICES' CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

    Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING GROUP COMMERCIAL PAPER RATINGS

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposits, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Statement of Additional Information.

                      [This page intentionally left blank]

The Chase Manhattan Corporation, 2000.       CF10 400 April 2000       CF102-400

                            J.P. MORGAN SELECT FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2001



                              SELECT BALANCED FUND
                           SELECT EQUITY INCOME FUND
                        SELECT INTERNATIONAL EQUITY FUND
                          SELECT LARGE CAP GROWTH FUND
                          SELECT LARGE CAP EQUITY FUND
                           SELECT MID CAP EQUITY FUND
                          SELECT SMALL CAP EQUITY FUND



          1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036



    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of Select Balanced Fund, Select Equity Income Fund, Select International Equity Fund, Select Large Cap Growth Fund, Select Large Cap Equity Fund, Select Mid Cap Equity Fund and Select Small Cap Equity Fund (collectively the "Equity Funds"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about the Funds, simply call or write the J.P. Morgan Funds Service Center at:



    1-800-622-4273
    J.P. Morgan Fund Service Center
    P.O. Box 419392
    Kansas City, MO 64141


                                                                    MFSG-SAI-200

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   23
Determination of Net Asset Value..................   26
Purchases and Redemptions.........................   26
Distributions; Tax Matters........................   26
Management of the Trust and the Funds or
  Portfolios......................................   31
Independent Accountants...........................   41
Certain Regulatory Matters........................   41
General Information...............................   41
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS

    Mutual Fund Select Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Trust presently consists of 10 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."


    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:



NEW NAME                                    FORMER NAME
--------                                    -----------
J.P. Morgan Select Balanced Fund            Chase Vista Select Balanced Fund
  (Select Balanced Fund)
J.P. Morgan Select Equity Income Fund       Chase Vista Select Equity Income Fund
  (Select Equity Income Fund)
J.P. Morgan Select International Equity     Chase Vista Select International Equity Fund
  Fund (Select International Equity Fund)
J.P. Morgan Select Large Cap Growth Fund    Chase Vista Select Large Cap Growth Fund
  (Select Large Cap Growth Fund)
J.P. Morgan Select Large Cap Equity Fund    Chase Vista Large Cap Equity Fund
  (Select Large Cap Equity Fund)
J.P. Morgan Select Mid-Cap Equity Fund      Chase Vista Select New Growth Opportunities Fund
  (Select Mid Cap Equity Fund)
J.P. Morgan Select Small Cap Equity Fund    Chase Vista Select Small Cap Value Fund
  (Select Small Cap Equity Fund)


    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.


    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.



    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.


    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.

    DEPOSITARY RECEIPTS. The Equity Funds may invest their assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies.


    SUPRANATIONAL OBLIGATIONS. The Select Balanced Fund, the Select Equity Income Fund and the Select International Equity Fund, may invest in debt securities issued by supranational organizations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.



    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


    INVESTMENT GRADE DEBT SECURITIES. The Select Balanced Fund, the Select Equity Income Fund and the Select International Equity Fund may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by S&P, or Baa or higher by Moody's or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.


    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.


    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.


    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund or Portfolio from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.


    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fixed Income Funds may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates ("Participation Certificates") are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase more, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.



    The securities in which the Fixed Income Funds may be invested include Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.



    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.


    The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.


    INVERSE FLOATERS AND INTEREST RATE CAPS. The Select Balanced Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.


    BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. But, none of the Funds will borrow money to buy additional securities, which is known as "leveraging."

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.



    The Select Balanced Fund may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When Zero coupon obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. (*) The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.


    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.


    The Select Balanced Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund, may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' and Portfolios' purchases and sales of Rule 144A securities and Section 4(2) paper.


    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.



    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.


    REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.


    DIVERSIFICATION OF FUNDS. The Select Small Cap Equity Fund, the Select Mid Cap Equity Fund and the Select International Equity Fund are classified as "non-diversified" funds under federal securities laws. These Funds' assets may be more concentrated inthe securities of any single issuer or group of issuers than if the Funds were diversified. The other Funds are classified as "diversified" funds under federal securities law.


    UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Master Portfolio"). In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Master Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Master Portfolio on the same terms and conditions and would pay a proportionate share of such Master Portfolio's expenses. However, other investors in a Master Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Funds should be aware that these differences would result in differences in returns experienced in the different funds that invest in a Master Portfolio. Such differences in return are also present in other mutual fund structures.

    Smaller funds investing in a Master Portfolio could be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund were to withdraw from a Master Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Master Portfolio could become less diverse, resulting in increased portfolio risk. However, the possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Master Portfolio could have effective voting control of such Master Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Master Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Master Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Master Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Portfolio). The Funds could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Funds.

    State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Master Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Funds will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Master Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

    If a Fund invests all of its investable assets in a Master Portfolio, investors in the Fund will be able to obtain information about whether investment in the Master Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event a Funds adopt a master/feeder structure and invests all of its investable assets in a Master Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.


    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.


    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.


    The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.



    There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



    The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.



    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.


    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.


    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Fixed Income Funds may (i) employ interest rate contracts and (ii) purchase and sell mortgage-backed and asset-backed securities.


    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a

Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.


    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.


    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.


    MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.


    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.


    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.


    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.


    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.


    The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables-SM-" or "CARS-SM-" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

                      NON-STANDARDIZED PERFORMANCE RESULTS

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.


    INDEXED INVESTMENTS. The Select International Equity Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.


    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Funds are not subject to any percentage limits with respect to the practices described below.

    Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental. However, in the event of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

    Each Fund may not:

        (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;


        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;


        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;


        (6) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or


        (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:


        (1) Each Fund other than the Select Mid Cap Equity Fund, Select International Equity Fund and Select Small Cap Equity Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities); Each of the Select Mid Cap Equity Fund, Select International Equity Fund and Select Small Cap Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.


        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


        With respect to the Select International Equity Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country");
    (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of the Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.



        In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) invest more than

    5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, except for the Select Small Cap Equity Fund which may invest up to 15% of its assets in such companies; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.


        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains and each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.


    The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:



                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Select Balanced Fund                           50%               93%              122%
Select Equity Income Fund                     148%              146%               43%
Select International Equity Fund              150%              141%              149%
Select Large Cap Growth Fund                   22%               26%               74%
Select Large Cap Equity Fund                   56%              106%               57%
Select Mid Cap Equity Fund                     67%              101%               84%
Select Small Cap Equity Fund                    6%               55%               76%


    Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds and Portfolios. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    The Funds paid brokerage commissions for the three most recent fiscal years as follows:



                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Select Balanced Fund                    $   37,220        $   34,530        $  175,090
Select Equity Income Fund                3,306,816         3,062,329           874,352
Select International Equity Fund         2,048,078         1,510,971         1,140,517
Select Large Cap Growth Fund               290,303           506,955           954,134
Select Large Cap Equity Fund               274,536           472,107           246,865
Select Mid Cap Equity Fund                 146,951           282,087           229,395
Select Small Cap Equity Fund                71,342           691,785           535,653


                            PERFORMANCE INFORMATION


    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index, the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the S&P Mid-Cap Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.


    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.


    In connection with the conversion of various common trust funds maintained by Chase into the J.P. Morgan Select Funds (formerly the Chase Vista Select Funds) (the "CTF Conversion"), the Select Balanced Fund was established to receive the assets of The Balanced Fund of Chemical Bank, the Select Mid Cap Equity Fund (formerly Select New Growth Opportunities Fund) was established to receive the assets of the Emerging Growth Fund of The Chase Manhattan Bank, the Select Equity Income Fund was established to receive the assets of The Equity Income Fund of Chemical Bank and the Equity Income Fund of The Chase Manhattan Bank and the Select International Equity Fund was established to receive the assets of The International Equity Fund of Chemical Bank and the International Equity Fund of The Chase Manhattan Bank, the Select Large Cap Equity Fund was established to receive the assets of the Trinity Equity Fund and Intrinsic Value Equity Fund of The Chase Manhattan Bank, the Select Large Cap Growth Fund was established to receive the assets of The Core Equity Fund of Chemical Bank and the Select Small Cap Equity Fund (formerly Select Small Cap Value Fund) was established to receive the assets of The Smaller Companies Equities Fund of Chemical Bank.



    Performance results presented for the Select Balanced Fund, Select Mid Cap Equity Fund, Select Equity Income Fund, Select International Equity Fund, Select Large Cap Equity Fund, Select Large Cap Growth Fund and Select Small Cap Equity Fund will be based upon the performance of The Balanced Fund of Chemical Bank, the Emerging Growth Fund of The Chase Manhattan Bank, the Equity Income Fund of The Chase Manhattan Bank, The International Equity Fund of Chemical Bank, the Trinity Equity Trust of The Chase Manhattan Bank, The Core Equity Fund of Chemical Bank and The Smaller Companies Equities Fund of Chemical Bank, respectively, for periods prior to the consummation of the CTF Conversion.


    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.


    Advertisements for the J.P. Morgan Select Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.



                              TOTAL RATE OF RETURN



    A Fund's total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.



    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2000, and, for the International Equity Fund, for the period from commencement of business operations to October 31, 2000, were as follows:



                            ONE     FIVE    TEN      SINCE     DATE OF
FUND                        YEAR   YEARS   YEARS   INCEPTION  INCEPTION
----                       ------  ------  ------  ---------  ---------
Select Balanced Fund        5.34%  12.64%  12.08%
Select Equity Income Fund   6.35%  14.71%  15.65%
Select International
  Equity Fund               2.71%   9.89%    N/A      7.45%    5/31/93
Select Large Cap Growth
  Fund                     -0.91%  22.10%  18.90%
Select Large Cap Equity
  Fund                      6.13%  18.98%  16.55%
Select Mid Cap Equity
  Fund                     30.94%  16.49%  18.72%
Select Small Cap Equity
  Fund                     30.16%   9.73%  16.50%



    Performance presented in the table above and in each table that follows includes the performance of their respective predecessor funds for periods prior to the consummation of the CTF Reorganization. Performance presented for each of these Funds for periods prior to the consummation of the CTF Reorganization is based on the historical performance of shares of its predecessor fund, adjusted to reflect historical expenses at the levels projected (absent reimbursements) for that Fund at the time of the CTF Reorganization.



    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.



                                YIELD QUOTATIONS



    Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.



    The Funds will not quote yields for periods prior to the consummation of the CTF Reorganization.



    Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds advised by Chase.



    The yields of the Funds for the thirty day period ended October 31, 2000 were as follows:



Select Balanced Fund                                2.49%
Select Equity Income Fund                           0.99%
Select International Equity Fund                    0.23%
Select Large Cap Growth Fund                        0.09%
Select Large Cap Equity Fund                        0.24%
Select Mid Cap Equity Fund                          0.46%
Select Small Cap Equity Fund                        0.55%



                      NON-STANDARDIZED PERFORMANCE RESULTS



    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, for the ten-year period ending October 31, 2000 or, in the case of the Select International Equity Fund, from the commencement of operations of the predecessor common trust fund on May 31, 1993. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.



                                                    TOTAL VALUE
                                                    -----------
Select Balanced Fund                                  $31,277
Select Equity Income Fund                              42,812
Select International Equity Fund                       17,045
Select Large Cap Growth Fund                           56,483
Select Large Cap Equity Fund                           46,263
Select Mid Cap Equity Fund                             55,618
Select Small Cap Equity Fund                           46,067

                        DETERMINATION OF NET ASSET VALUE


    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the days listed above (other then Good Friday), J.P. Morgan Chase & Co. is closed for business on the following holidays:
Columbus Day and Veteran's Day. Since the Select International Equity Fund invests in securities primarily listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolio will trade and the net asset value of the Fund's shares may be significantly affected on days when the investor has no access to the Fund.



    Each Fund calculates its net asset value ("NAV") once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


    Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                           PURCHASES AND REDEMPTIONS

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a financial institution's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Under the current view of the Internal Revenue Service, if a Fund invests all of its assets in another open-end, management investment company which is classified as a partnership for federal income tax purposes, such Fund will be deemed to own a proportionate share of the income of the portfolio into which it contributes all of its assets for purposes of determining whether such Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).


    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    If the Select International Equity Fund purchases shares in a "passive foreign investment company" (a "PFIC"), such Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, such Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to such Fund. Alternatively, under recently enacted legislation, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, such Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).


    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net realized capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

    Conversely, if a Fund elects to retain its net realized capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


    With respect to each Fund other than Select International Equity Fund, ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), under the Rules of Code
Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends-received deduction.


    For purposes of the Corporate AMT and the environmental Superfund tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.


    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Select International Equity Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by such Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.


    Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES


    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt- interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.


                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Furthermore, with respect to the International Equity Fund, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

              MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS

                             TRUSTEES AND OFFICERS


    The Trustees and the Trust officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.



    FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.



    *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.



    WILLIAM J. ARMSTRONG--Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.

    JOHN R. H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.



    STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.



    ROLAND R. EPPLEY, JR.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.



    JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.



    *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Manhattan Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of the Chase Manhattan Bank. Age: 48.
Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405.



    GEORGE E. MCDAVID--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age: 70. Address: P.O. Box 2558, Houston, TX 77252.



    W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.



    *LEONARD M. SPALDING, JR.--Trustee. Retired; formerly Chief Executive Officer for Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65. Address: 2025 Lincoln Park Road, Springfield, KY 40069.



    RICHARD E. TEN HAKEN--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.



    IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.



    MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.



    LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age:
45. Address: 90 Park Avenue, New York, NY 10016.



    VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services Inc.; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.



* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.



    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal period ended October 31, 2000.



    The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.


            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.


    Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trusts:



                                      SELECT      SELECT       SELECT     SELECT    SELECT    SELECT
                             SELECT   EQUITY   INTERNATIONAL  LARGE CAP  LARGE CAP  MID CAP  SMALL CAP
                            BALANCED  INCOME      EQUITY       GROWTH     EQUITY    EQUITY    EQUITY
                              FUND     FUND        FUND         FUND       FUND      FUND      FUND
                            --------  -------  -------------  ---------  ---------  -------  ---------
 Fergus Reid, III, Trustee    $525    $2,734       $948        $3,649      $933      $553     $1,375
 H. Richard Vartabedian,
   Trustee                     356     1,852        643         2,471       630       374        930
 William J. Armstrong,
   Trustee                     242     1,256        433         1,667       424       251        627
 John R.H. Blum, Trustee       266     1,384        479         1,838       466       276        690
 Stuart W. Cragin, Jr.,
   Trustee                     239     1,244        429         1,649       419       248        620
 Roland R. Eppley, Jr.,
   Trustee                     238     1,244        436         1,673       427       253        626
 Joseph J. Harkins,
   Trustee                     235     1,226        426         1,635       415       246        613
 Sarah E. Jones, Trustee        --        --         --            --        --        --         --
 W.D. MacCallan, Trustee       234     1,217        420         1,617       412       244        609
 George E. McDavid,
   Trustee                     123       657        243           931       247       147        354
 W. Perry Neff, Trustee        238     1,236        426         1,635       415       245        614
 Leonard M. Spalding, Jr.,
   Trustee                     239     1,244        429         1,649       419       248        620
 Richard E. Ten Haken,
   Trustee                     263     1,368        473         1,819       463       275        684
 Irving L. Thode, Trustee      238     1,238        429         1,650       421       249        621

                                                PENSION OR              TOTAL
                                                RETIREMENT           COMPENSATION
                                             BENEFITS ACCRUED            FROM
                                          BY THE FUND COMPLEX (1)  FUND COMPLEX (2)
                                          -----------------------  ----------------
Fergus Reid, III, Trustee                        $110,091              $202,750
H. Richard Vartabedian, Trustee                    86,791               134,350
William J. Armstrong, Trustee                      41,781                90,000
John R.H. Blum, Trustee                            79,307                98,750
Stuart W. Cragin, Jr., Trustee                     55,742                89,000
Roland R. Eppley, Jr., Trustee                     58,206                91,000
Joseph J. Harkins, Trustee                         75,554                90,500
Sarah E. Jones, Trustee                                --                    --
W.D. MacCallan, Trustee                            77,769                88,500
George E. McDavid, Trustee                             --                62,250
W. Perry Neff, Trustee                             74,269                88,000
Leonard M. Spalding, Jr., Trustee                  35,335                89,000
Richard E. Ten Haken, Trustee                      60,398                99,500
Irving L. Thode, Trustee                           64,503                90,000



(1) Data reflects total benefits accrued by Mutual Fund Group, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000 and by Mutual Fund Trust, Mutual Fund Select Trust, and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to Mutual Fund Trust, Mutual Fund Group, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.




    As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board of Directors and any committee meetings attended in the aggregate amount of approximately $105,000, which amount is then apportioned among the Funds comprising the Trust.



            J.P. MORGAN FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES



    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of Service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.



    Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley,

Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 16, 8, 12, 16, 7, 11, 10, 10, 2, 16, 2, 15, 7 and 0, respectively.



                          HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS
                       ---------------------------------------------------
                       $80,000 $100,000 $120,000 $140,000 $160,000 $200,000



YEARS OF
SERVICE                     ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-------                ---------------------------------------------------
         16            $80,000 $100,000 $120,000 $140,000 $160,000 $200,000
         14            76,800   96,000  115,200  134,400  153,600  192,000
         12            70,400   88,000  105,600  123,200  140,800  176,000
         10            64,000   80,000   96,000  112,000  128,000  160,000
          8            51,200   64,000   76,800   89,600  102,400  128,000
          6            38,400   48,000   57,600   67,200   76,800   96,000
          4            25,600   32,000   38,400   44,800   51,200   64,000



    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of J.P. Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.



    Messrs. Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 2000 calendar year. Their total contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.


    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            ADVISER AND SUB-ADVISER

    Chase acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    With respect to the Equity Funds, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.


    Chase, on behalf of the Funds (except the Select International Equity Fund), has entered into an investment sub-advisory agreement with Chase Fleming Asset Management (USA) Inc. ("CFAM (USA)"). With respect to the International Equity Fund, Chase has entered into an investment sub-advisory agreement with Chase Fleming Asset Management (London) Limited ("CAM London"). With respect to the day-to-day management of the Funds, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that
(i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.



    Chase, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Chase is located at 270 Park Avenue, New York, New York 10017.



    CFAM (USA) is a wholly-owned operating subsidiary of the Adviser. CFAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase. CFAM
(USA) is located at 1211 Avenue of the Americas, New York, New York 10036.



    CFAM London is an indirect wholly-owned subsidiary of the Adviser. CFAM London is registered with the Securities and Exchange Commission and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CFAM London also serve as portfolio managers for Chase. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.



    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CFAM (or CFAM London in the case of the International Equity Fund) will be entitled to receive, with respect to each such Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.



    For the three most recent fiscal years, the Advisor earned advisory fees and voluntarily waived the amounts in parentheses as follows:



                                YEAR ENDED             YEAR ENDED             YEAR ENDED
                             OCTOBER 31, 1998       OCTOBER 31, 1999       OCTOBER 31, 2000
                           ---------------------  ---------------------  ---------------------
Select Balanced Fund       $ 857,679  $ (857,679) $ 812,889  $ (812,889) $ 681,058  $  (24,250)
Select Equity Income Fund  3,918,281  (3,918,281) 3,719,236  (3,719,236) 2,854,453    (694,714)
Select International
  Equity Fund              2,517,887  (2,517,887) 2,211,578  (2,211,578) 2,536,605  (1,461,086)
Select Large Cap Growth
  Fund                     2,470,230  (2,470,230) 3,194,594  (3,194,594) 3,877,157  (1,143,298)
Select Large Cap Equity
  Fund                       734,379    (734,379)   786,692    (786,692) 1,000,875     (27,560)
Select Mid Cap Equity
  Fund                       795,182    (795,182)   809,736    (809,736)   972,611    (691,900)
Select Small Cap Equity
  Fund                     3,124,028  (3,124,028) 2,678,447  (2,678,447) 2,391,326  (1,222,392)


                                 ADMINISTRATOR


    Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.


    Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

    In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.


    For the three most recent fiscal years, the Administrator earned administrator fees and voluntarily waived the amounts in parentheses as follows:



                              YEAR ENDED         YEAR ENDED         YEAR ENDED
                           OCTOBER 31, 1998   OCTOBER 31, 1999   OCTOBER 31, 2000
                           -----------------  -----------------  -----------------
Select Balanced Fund       $171,774 $(171,774) $162,578 $(162,578) $136,212 $ (4,850)
Select Equity Income Fund  980,799  (980,799) 929,809  (929,809) 713,610   (24,018)
Select International
  Equity Fund              252,158  (252,158) 221,158  (221,158) 253,660   (17,097)
Select Large Cap Growth
  Fund                     618,225  (618,225) 798,648  (798,648) 969,285   (28,214)
Select Large Cap Equity
  Fund                     183,831  (183,831) 196,673  (196,673) 250,218    (6,890)
Select Mid Cap Equity
  Fund                     122,477  (122,477) 124,575  (124,575) 149,632   (22,616)
Select Small Cap Equity
  Fund                     481,294  (481,294) 412,069  (412,069) 367,895  (197,460)


                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trust has entered into a Distribution and Sub-Administration Agreement, (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. and is unaffiliated with Chase. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each

Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.


    For the three most recent fiscal years, the Distributor earned sub-administrator fees and voluntarily waived the amounts in parentheses as follows:



                              YEAR ENDED         YEAR ENDED         YEAR ENDED
                           OCTOBER 31, 1998   OCTOBER 31, 1999   OCTOBER 31, 2000
                           -----------------  -----------------  -----------------
Select Balanced Fund       $85,529  $(85,529) $81,252  $(72,684) $68,106  $(25,745)
Select Equity Income Fund  488,556  (488,556) 464,905  (416,734) 356,805  (144,505)
Select International
  Equity Fund              125,525  (125,525) 114,241  (104,165) 126,830  (101,674)
Select Large Cap Growth
  Fund                     308,111  (308,111) 399,324  (355,934) 484,642  (335,801)
Select Large Cap Equity
  Fund                      91,561   (91,561)  98,337   (88,863) 125,109   (54,732)
Select Mid Cap Equity
  Fund                      61,026   (61,026)  62,287   (55,724)  74,816   (59,974)
Select Small Cap Equity
  Fund                     239,636  (239,636) 206,034  (187,184) 183,947  (128,160)



           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN



    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.



    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for the period from January 3, 2000 through October 31, 2000 were as follows:



                                                01/03/00
                                            THROUGH 10/31/00
                                          ---------------------
Select Balanced Fund                      $ 273,196  $  (21,220)
Select Equity Income Fund                 1,451,882          --
Select International Equity Fund            532,407    (532,407)
Select Large Cap Growth Fund              2,022,929  (1,722,120)
Select Large Cap Equity Fund                529,391    (128,917)
Select Mid Cap Equity Fund                  317,542    (317,542)
Select Small Cap Equity Fund                772,598    (552,738)



    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.



    For shareholders that bank with J.P. Morgan Chase, J.P. Morgan Chase may aggregate investments in the J.P. Morgan Select Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. J.P. Morgan Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Select Funds.



    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.



    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.



    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                            INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS


    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                                    EXPENSES


    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    Mutual Fund Select Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1996. The Trust currently consists of ten series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.


    Each Fund currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS


    As of February 20, 2001, no person owned of record 5% or more of the outstanding shares of any Fund.



SELECT BALANCED FUND
Penlin & Co. Rebate Account                                               67.95%
c/o The Chase Manhattan Bank
Attn: MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412



Balsa & Co. Rebate Account                                                29.73%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



SELECT INTERNATIONAL EQUITY FUND
Balsa & Co. Rebate Account                                                82.26%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



Penlin & Co. Rebate Account                                               11.17%
C/O Chase Manhattan Bank
Attn: MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412



SELECT LARGE CAP GROWTH FUND
Balsa & Co. Rebate Account                                                63.06%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



Penlin & Co. Rebate Account                                               28.38%
c/o The Chase Manhattan Bank
Attn MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412



SELECT SMALL CAP VALUE FUND
Balsa & Co. Rebate Account                                                79.50%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



Penlin & Co. Rebate Account                                               11.45%
C/O The Chase Manhattan Bank
Attn MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412

                              FINANCIAL STATEMENTS


    The Annual Report to Shareholders of each fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2000 contained therein, are incorporated by reference.


               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE


                  SELECT BALANCED FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $33.42

                SELECT EQUITY INCOME FUND
Net Asset Value and Redemption Price per
  Share of beneficial Interest at October 31, 2000  $25.57

            SELECT INTERNATIONAL EQUITY FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $32.00

              SELECT LARGE CAP GROWTH FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $42.93

              SELECT LARGE CAP EQUITY FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $36.41

               SELECT MID CAP EQUITY FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $37.85

              SELECT SMALL CAP EQUITY FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $51.12

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES


    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.



    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.



    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.



    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.



    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.



    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.



    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.



    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.



    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.



    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.



    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.



    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.



    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.



    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.



    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.



    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.



    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.



    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.



    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.



    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    AAA--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguared during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                          PART C - OTHER INFORMATION


Item 23.         Exhibits





1        Declaration of Trust dated as of September 19, 1997.*



2        By-Laws.*


3        None.


4(a) Form of Investment Advisory Agreement between Trust and The Chase Manhattan Bank.*


4(b) Form of Sub-Advisory Agreement between The Chase Manhattan Bank and Texas Commerce Bank National Association.*


4(c)     Form of Administration Agreement.*


4(d)     Form of Investment Advisory Agreement.*


5        Form of Distribution and Sub-Administration Agreement.*


6        None.


7        Form of Custodian Agreement.*


8        Form of Transfer Agency Agreement.*

9 Opinion and consent of counsel as to the legality of the securities being registered.*


10       Consent of Independent Auditors.+


11 Financial Statements and the Reports thereon for the Funds filed herein for the fiscal year ended December 31, 1999 are incorporated by reference into this Part B as part of the 1999 Annual Reports to Shareholders for such Funds as filed with the Securities and Exchange Commission by the Registrant on Form N-30D on February 18 and 28, 2000, accession numbers 0000950146-00-000154 and 0000950146-00-000200.


12       None.


13       Distribution Plan.*





18       None.



* Previously filed with Registration Statement and Post-effective Amendments and are herein incorporated by reference.


+        Filed herewith.

Item 24.         Persons Controlled by or Under Common Control with the Fund.

Inapplicable.



Item 25.         Indemnification


Sections 10.2 and 10.4 of the Amended and Restated Declaration of Trust, filed as Exhibit 1, are incorporated herein by reference. Section 10.2 contains provisions limiting the liabilities of members of the Supervisory Committee and
Section 10.4 contains provisions for indemnification of the Trustee, members of the Supervisory Committee and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Trust and the Trustee pursuant to the foregoing provisions or otherwise, the Trust has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer, or controlling person of the Trust and the Trustee in connection with the successful defense of any action, suit or proceeding) is asserted against the Trust by such director, officer or controlling person or the Trustee in connection with the Units being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.         Business and Other Connections of Investment Adviser


(a) The Chase Manhattan Bank ("Chase") is the investment adviser of the Trust. Chase is a commercial bank providing a wide range of banking and investment services.

To the knowledge of the Registrant, none of the Directors or executive officers of Chase, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of Chase also hold or have held various positions with bank and non-bank affiliates of Chase, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


         Name            Position with Chase         Principal Occupation
         ----            -------------------         --------------------
Hans W. Becherer         Director              Chairman and CEO, Deere & Co.

Frank A. Bennack, Jr.    Director              Chairman and CEO, The Hearst
                                               Corp.

Susan V. Berresford      Director              President, The Ford Foundation

Donald L. Boudreau       Vice Chairman         None
                         Of the Board

M. Anthony Burns         Director              Chairman of the Board,
                                               President and Chief Executive
                                               Officer of Ryder System, Inc.

H. Laurance Fuller       Director              Chairman, President, Chief
                                               Executive Officer and Director
                                               of Amoco Corporation and
                                               Director of Abbott Laboratories

Melvin R. Goodes         Director              Chairman and CEO, Warner-Lambert
                                               Co.

William H. Gray III      Director              President and CEO, The College
                                               Fund/UNCF


George V. Grune          Director              Chairman and CEO, The Reader's
                                               Digest Assoc., Inc.

William Harrison         Vice Chairman         None
                         Of the Board

Harold S. Hook           Director              Retired Chairman, American
                                               General Corp.

Helene Kaplan            Director              Of Counsel, Skaden, Arps, Slate,
                                               Meager & Flom LLP

Thomas G. Labreque       President and Chief   Chairman, Chief Executive
                         Operating Officer     Officer and a Director of The
                         and Director          Chase Manhattan Corporation and
                                               a Director of AMAX, Inc.

Donald H. Layton         Vice Chairman         None
                         Of the Board

James B. Lee             Vice Chairman         None
                         Of the Board

Denis O'Leary            Executive             None
                         Vice President

Marc J. Shapiro          Vice Chairman         None
                         Of the Board

Joseph G. Sponholz       Vice Chairman         None
                         Of the Board

Henry B. Schacht         Director              Chairman and Chief Executive
                                               Officer of Cummins Engine
                                               Company, Inc. and a Director of
                                               each of American Telephone and
                                               Telegraph Company and CBS Inc.


                                      C-4

Walter V. Shipley        Chairman of the       None
                         Board and Chief
                         Executive Officer

Andrew C. Sigler         Director              Chairman of the Board and Chief
                                               Executive Officer, Champion
                                               International Corporation

John R. Stafford         Director              Chairman, President and Chief
                                               Executive Officer, American
                                               Home Products Corporation


Marina V. N. Whitman     Director              Professor of Business
                                               Administration and Public
                                               Policy, University of Michigan



(b) Chase Bank of Texas, N.A. ("CBT") is investment sub-adviser with respect to certain of the Funds. Its business has been solely that of a national bank.


The directors and executive officers (i.e., members of management committee) of the investment adviser have held during the past two fiscal years the following positions of a substantial nature:

                        Position(s)     Position(s)
                        and Offices     and Offices   Other Substantial
                          with             with      Business, Profession,
      Name                CBT           Registrant   Vocation or Employment
      -----             --------------  -----------  ----------------------
John L. Adams           Chairman,        None        None
                        President and
                        CEO

Elaine B. Agather       CEO, CBT --      None        None
                        Fort Worth,
                        Vice Chairman,
                        CBT -- Metroplex

Alan R. Buckwalter, III Director,        None        None
                        Vice Chairman






                                      C-6

                        Position(s)       Position(s)
                        and Offices       and Offices      Other Substantial
                           with              with        Business, Profession,
       Name                 CBT           Registrant     Vocation or Employment
       -----            --------------    -------------  ----------------------

Robert C. Hunter        Director,            None         None
                        Vice Chairman

S. Todd Maclin          Director,            None         None
                        Vice Chairman

Beverly H. McCaskill    Director,            None         None
                        Executive
                        Vice President

Scott J. McLean         Executive            None         None
                        Vice President

Cathy S. Nunnally       Executive            None         None
                        Vice President

Jeffrey B. Reitman      Director,            None         None
                        General Counsel

Harriet S. Wasserstrum  Director,            None         None
                        Vice Chairman




Item 27.         Principal Underwriters

Inapplicable.


Item 28.         Location of Accounts and Records


Accounts and other documents are maintained at the offices of the Registrant.

Item 29.  Management Services.

Inapplicable.


Item 30.  Undertakings

         (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under
                 Section 16(c) of the 1940 Act.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without change.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and the State of New York on the 28th day of April, 2000.



                                                  MUTUAL FUND INVESTMENT TRUST

                          By /s/ Sarah Jones
                             --------------------------
                             Sarah Jones
                             Chair

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             *                     Trustee                        February 28, 2001
- -------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian         Trustee                        February 28, 2001
- -------------------------------
    H. Richard Vartabedian

             *                     Trustee                        February 28, 2001
- -------------------------------
    William J. Armstrong

             *                     Trustee                        February 28, 2001
- -------------------------------
    John R.H. Blum

             *                     Trustee                        February 28, 2001
- -------------------------------
    Stuart W. Cragin, Jr.

             *
- -------------------------------    Trustee                      February 28, 2001
    Roland R. Eppley, Jr.

             *                     Trustee                        February 28, 2001
- -------------------------------
    Joseph J. Harkins

             *                     Chair and                      February 28, 2001
- -------------------------------    Trustee
    Sarah E. Jones

             *
- -------------------------------    Trustee                      February 28, 2001
    W.D. MacCallan

             *
- -------------------------------    Trustee                      February 28, 2001
    W. Perry Neff

             *                     Trustee                        February 28, 2001
- -------------------------------
    Leonard M. Spalding, Jr.

             *                     Trustee                        February 28, 2001
- -------------------------------
    Irv Thode

             *                     Trustee                        February 28, 2001
- -------------------------------
    Richard E. Ten Haken

/s/ Martin R. Dean                 Treasurer and                  February 28, 2001
- -------------------------------    Principal Financial
    Martin R. Dean                 Officer

/s/ H. Richard Vartabedian         Attorney in                    February 28, 2001
- -------------------------------    Fact
    H. Richard Vartabedian